EXHIBIT 99.1

                          AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                           LANDMARK BANCSHARES, INC.,

                              MNB BANCSHARES, INC.

                                       AND

                             LANDMARK MERGER COMPANY





                                 APRIL 19, 2001

                                LIST OF EXHIBITS



 Exhibit A         Amended and Restated Certificate of Incorporation of Newco

 Exhibit B         Bylaws of Newco

 Exhibit C         List of Directors and Executive Officers of Newco

 Exhibit D         Form of Opinion of Counsel to LBI

 Exhibit E         Form of Opinion of Counsel to MNB

 Exhibit F         Form of Exchange Agent Agreement

 Exhibit G         Newco Employment Agreements

                        LIST OF SCHEDULES


Schedule 4.1              MNB Organization

Schedule 4.2              Subsidiary Organization

Schedule 4.5              MNB Capitalization

Schedule 4.6              MNB Subsidiary Capitalization

Schedule 4.7              MNB Financial Statements and Reports

Schedule 4.9              MNB Title to Properties

Schedule 4.10             MNB Condition and Sufficiency of Assets

Schedule 4.12             MNB Undisclosed Liabilities; Adverse Changes

Schedule 4.13             MNB Taxes

Schedule 4.14             MNB Compliance with ERISA

Schedule 4.15             MNB Compliance with Legal Requirements

Schedule 4.16             MNB Legal Proceedings; Orders

Schedule 4.17             MNB Absence of Certain Changes and Events

Schedule 4.18             MNB Properties, Contracts, Benefit Plans and Other
                          Agreements

Schedule 4.19             MNB No Defaults

Schedule 4.20             MNB Insurance

Schedule 4.21             MNB Compliance with Environmental Laws

Schedule 4.22             MNB Regulatory Filings

Schedule 4.25             MNB Brokerage Commissions

Schedule 5.1              LBI Organization

Schedule 5.2              LBI Subsidiary Organization

Schedule 5.5              LBI Capitalization

Schedule 5.6              LBI Subsidiary Capitalization

Schedule 5.7              LBI Financial Statements and Reports

Schedule 5.9              LBI Title to Properties

Schedule 5.10             LBI Condition and Sufficiency of Assets

Schedule 5.12             LBI Undisclosed Liabilities; Adverse Changes

Schedule 5.13             LBI Taxes

                        LIST OF SCHEDULES



Schedule 5.14             LBI Compliance with ERISA

Schedule 5.15             LBI Compliance with Legal Requirements

Schedule 5.16             LBI Legal Proceedings; Orders

Schedule 5.17             LBI Absence of Certain Changes and Events

Schedule 5.18             LBI Properties, Contracts, Benefit Plans and
                          Other Agreements

Schedule 5.19             LBI No Defaults

Schedule 5.20             LBI Insurance

Schedule 5.21             LBI Compliance with Environmental Laws

Schedule 5.22             Regulatory Filings

Schedule 5.25             LBI Brokerage Commissions

Schedule 8.7              Employee Benefit Plan Payments; Newco Employee
                          Benefits

                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is entered into as of this 19th day of April, 2001, among LANDMARK BANCSHARES, INC., a Kansas corporation ("LBI"), MNB BANCSHARES, INC., a Delaware corporation ("MNB"), and LANDMARK MERGER COMPANY, a Delaware corporation ("Newco").

                                    RECITALS

         A. LBI and MNB each desire to merge with and into Newco (the "Merger") with Newco as the resulting corporation (the "Resulting Corporation").

         B. Subject to the terms of this Agreement, each outstanding share of the common stock of LBI, $0.10 par value per share ("LBI Common Stock"), and each outstanding share of the common stock of MNB, $0.01 par value per share ("MNB Common Stock"), shall be converted at the time of the consummation of the Merger (the "Closing") into the right to receive the number of shares of the common stock of Newco, $0.01 par value per share ("Newco Common Stock"), as set forth below.

         C. The parties desire to make certain representations, warranties and agreements in connection with the Merger and also agree to certain prescribed conditions of the Merger.

                                   AGREEMENTS

         In  consideration  of  the  mutual   covenants,   representations   and
warranties contained herein, the parties agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

         Section 1.1 Definitions. In addition to those terms defined throughout this Agreement, the following terms, when used herein, shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  (a)      "Affiliate" means with respect to:

                           (i)  a particular  individual:  (A) each other member
of such individual's Family; (B) any Person that is directly or indirectly controlled by such individual or one or more members of such individual's Family; (C) any Person in which such individual or members of such individual's Family hold (individually or in the aggregate) a Material Interest; and (D) any Person with respect to which such individual or one or more members of such individual's Family serves as a director, officer, partner, executor or trustee (or in a similar capacity); and

                           (ii)  a  specified  Person  other than an individual:
(A) any Person that directly or indirectly controls, is directly or indirectly controlled by, or is directly or indirectly under common control with such specified Person; (B) any Person that holds a Material Interest in such specified Person; (C) each Person that serves as a director, officer, partner, executor or trustee of such specified Person (or in a similar capacity); (D) any Person in which such specified Person holds a Material Interest; (E) any Person with respect to which such specified Person serves as a general partner or a trustee (or in a similar capacity); and (F) any Affiliate of any individual described in clause (B) or (C) of this subsection
(ii).

                  (b) "Applicable Contract" means any Contract: (i) under which either MNB or LBI, or any of its respective Subsidiaries, has or may acquire any rights; (ii) under which either MNB or LBI, or any of its respective Subsidiaries is or may be subject to any obligation or liability; or (iii) by which either MNB or LBI, or any of its respective Subsidiaries or any of the assets owned or used by any of them is or may be bound.

                  (c) "Best Efforts" means the efforts that a prudent Person desirous of achieving a result would use in similar circumstances to ensure that such result is achieved as expeditiously as possible, provided, however, that an obligation to use Best Efforts under this Agreement does not require the Person subject to that obligation to take actions that would result in a materially adverse change in the benefits to such Person of this Agreement and the Contemplated Transactions.

                  (d) "Breach" means with respect to a representation, warranty, covenant, obligation or other provision of this Agreement or any instrument delivered pursuant to this Agreement, any inaccuracy in or breach of, or any failure to perform or comply with, in a material respect, such representation, warranty, covenant, obligation or other provision.

                  (e) "Business Day" means any day means any day on which the trading of stocks occurs on the New York Stock Exchange.

                  (f) "Call Report" means the quarterly report of income and condition required to be filed with the Federal Deposit Insurance Corporation by any depository institution (as defined in the Federal Deposit Insurance Act, as amended).

                  (g) "Contemplated Transactions" means all of the transactions contemplated by this Agreement, including: (i) the Merger; (ii) the performance by MNB, LBI, Newco, SNB and LFSB of their respective covenants and obligations under this Agreement; and (iii) Newco's acquisition of control of MNB and LBI and their respective Subsidiaries; and (iv) the merger of LFSB with and into SNB.

                  (h) "Contract" means any agreement, contract, obligation, promise or understanding (whether written or oral and whether express or implied) that is legally binding.

                  (i) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  (j) "Family" means with respect to an individual: (i) the individual; (ii) the individual's spouse; and (iii) any other natural person who is related to the individual or the individual's spouse within the second degree who resides with the individual.

                  (k)  "Knowledge" means with respect to:

                           (i)    an individual, that the individual is actually
aware of the fact or other matter in question; and

                           (ii)   a Person (other than an  individual),  that an
individual who is serving, as a director, officer, managing partner, executor or trustee of such Person (or in any similar capacity) has, or at any time had, Knowledge of the fact or other matter in question, provided, however, that in the case of MNB, Knowledge means the Knowledge of any director or executive officer of SNB, and in the case of LBI, Knowledge means the Knowledge of any director or executive officer of LFSB.

                  (l)  "LBI Subsidiary" means any Subsidiary of LBI.

                  (m) "LBI Transactional Expenses" means all transaction costs of LBI necessary to consummate the Contemplated Transactions, including its share of organizational expenses of Newco fees, the aggregate expenses of attorneys, accountants, consultants, financial advisors and other professional advisors incurred by LBI in connection with this Agreement and the Contemplated Transactions, LBI's costs of preparing, printing and mailing the Proxy Statement-Prospectus and all other non-payroll related costs and expenses in each case incurred or to be incurred by LBI through the Effective Time in connection with this Agreement and the Contemplated Transactions, excluding, however, all payments and expenses associated with the acceleration of payment of compensation (including severance benefits, allocation and vesting under any employee stock ownership plan, stock option plans, retention plans, deferred compensation agreements or any other LBI Employee Benefit Plan, as defined below).

                  (n) "LFSB" means Landmark Federal Savings Bank, a federally chartered savings bank with its main office located in Dodge City, Kansas, and a Subsidiary of LBI.

                  (o) "Legal Requirement" means any federal, state, local, municipal, foreign, international, multinational, or other administrative order, constitution, law, ordinance, regulation, policy statement, directive, statute or treaty.

                  (p) "Material Adverse Effect" means with respect to a Person (other than an individual), a material adverse effect (whether or not required to be accrued or disclosed under Statement of Financial Accounting Standards No.
5): (i) on the condition (financial or otherwise), properties, assets, liabilities, businesses or results of operations of such Person (but does not include any such effect resulting from or attributable to any action or omission by MNB or LBI or any Subsidiary of either of them taken by any of the foregoing with the prior written consent of the other parties hereto in contemplation of the Contemplated Transactions); or (ii) on the ability of such Person to perform its obligations under this Agreement on a timely basis, provided, however, that it does not include the effect of any change of law, rule or regulation or general economic event or change in interest rates affecting financial institutions generally.

                  (q) "Material Interest" means the direct or indirect beneficial ownership (as currently defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of: (i) voting securities or other voting interests representing at least 10% of the outstanding voting power of a Person; or (ii) equity securities or other equity interests representing at least 10% of the outstanding equity securities or equity interests in a Person.

                  (r)   "MNB Subsidiary" means any Subsidiary of MNB.

                  (s) "MNB Transactional Expenses" means all transaction costs of MNB necessary to consummate the Contemplated Transactions, including its share of organizational expenses of Newco fees, the aggregate expenses of attorneys, accountants, consultants, financial advisors and other professional advisors incurred by MNB in connection with this Agreement and the Contemplated Transactions, MNB's costs of preparing, printing and mailing the Proxy Statement-Prospectus and all other non-payroll related costs and expenses in each case incurred or to be incurred by MNB through the Effective Time in connection with this Agreement and the Contemplated Transactions, excluding, however, all payments and expenses associated with acceleration of payment of compensation (including severance benefits, allocation and vesting under any employee stock ownership plan, stock option plans, retention plans, deferred compensation agreements or any other MNB Employee Benefit Plan, as defined below).

                  (t) "Order" means any award, decision, injunction, judgment, order, ruling, extraordinary supervisory letter, memorandum of understanding, resolution, agreement, directive, subpoena or verdict entered, issued, made, rendered or required by any court, administrative or other governmental agency, including any Regulatory Authority, or by any arbitrator.

                  (u) "Ordinary Course of Business" shall include any action taken by a Person only if such action:

                           (i)   is consistent  with the past  practices of such
Person and is taken in the ordinary course of the normal day-to-day operations of such Person;

                           (ii)  is not required to be  authorized  by the board
of directors of such Person (or by any Person or group of Persons exercising similar authority), other than loan approvals for customers of a financial institution; and

                           (iii) is  similar  in nature and magnitude to actions
customarily taken, without any authorization by the board of directors (or by any Person or group of Persons exercising similar authority), other than loan approvals for customers of a financial institution, in the ordinary course of the normal day-to-day operations of other Persons that are in the same line of business as such Person.

                  (v) "Person" means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union or other entity or Regulatory Authority.

                  (w) "Proceeding" means any action, arbitration, audit, hearing, investigation, litigation or suit (whether civil, criminal, administrative, investigative or informal) commenced, brought, conducted or heard by or before, or otherwise involving, any judicial or governmental authority, including a Regulatory Authority, or arbitrator.

                  (x) "Regulatory Authorities" means any federal, state or local governmental body, agency or authority that under applicable statutes and regulations: (i) has supervisory, judicial, administrative, police, taxing or other power or authority over MNB or LBI or any of its respective Subsidiaries;
(ii) is required to approve, or give its consent to the Contemplated Transactions; or (iii) with which a filing must be made in connection with the Contemplated Transactions, including in any case, the Board of Governors of the Federal Reserve System and the Office of Thrift Supervision.

                  (y) "Representative" means with respect to a particular Person, any director, officer, manager, employee, agent, consultant, advisor or other representative of such Person, including legal counsel, accountants and financial advisors.

                  (z) "SNB" means Security National Bank, a national bank with its main office located in Manhattan, Kansas, and a Subsidiary of MNB.

                  (aa) "Subsidiary" means with respect to any Person (the "Owner"), any corporation or other Person whose securities or other interests having the power to elect a majority of that corporation's or other Person's board of directors or similar governing body, or otherwise having the power to direct the business and policies of that corporation or other Person (other than securities or other interests having such power only upon the future occurrence of a contingency), are held by the Owner or one or more of its Subsidiaries.

                  (bb) "TFR" means the quarterly Thrift Financial Report of Condition required to be filed with the Office of Thrift Supervision by any federally chartered savings bank.

                  (cc) "Tax" means any tax (including any income tax, capital gains tax, value-added tax, sales tax, property tax, franchise tax, gift tax or estate tax), levy, assessment, tariff, duty (including any customs duty), deficiency or other fee, and any related charge or amount (including any fine, penalty, interest or addition to tax), imposed, assessed or collected by or under the authority of any Regulatory Authority or payable pursuant to any tax-sharing agreement or any other Contract relating to the sharing or payment of any such tax, levy, assessment, tariff, duty, deficiency or fee.

                  (dd) "Tax Return" means any return (including any information return), report, statement, schedule, notice, form or other document or information filed with or submitted to, or required to be filed with or submitted to, any Regulatory Authority in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation, or enforcement of or compliance with any Legal Requirement relating to any Tax.

                  (ee) "Threatened" means having received (orally or in writing) any demand, statement or notice regarding a claim, Proceeding, dispute, action or other matter, or the occurrence of any other event or the existence of any other circumstances, that would lead a prudent Person to conclude that such a claim, Proceeding, dispute, action or other matter is likely to be asserted, commenced, taken or otherwise pursued in the future.

                  (ff) "Termination Date" means March 1, 2002, or such later date as shall have been agreed to in writing by the parties to this Agreement.

         Section 1.2       Principles of Construction.
                           --------------------------

                  (a) In this Agreement, unless otherwise stated or the context otherwise requires, the following uses apply: (i) actions permitted under this Agreement may be taken at any time and from time to time in the actor's sole discretion; (ii) references to a statute refer to the statute as in effect on the date of this Agreement and to any successor statute, and to all regulations promulgated under or implementing the statute or successor, as in effect at the relevant time; (iii) in computing periods from a specified date to a later specified date, the words "from" and "commencing on" (and the like) mean "from and including," and the words "to," "until" and "ending on" (and the like) mean "to, but excluding"; (iv) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality; (v) indications of time of day mean Dodge City, Kansas time; (vi) "including" means "including, but not limited to"; (vii) all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Agreement unless otherwise specified; (viii) all words used in this Agreement will be construed to be of such gender or number as the circumstances require; and (ix) the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Agreement have been inserted solely for convenience of reference and shall not be considered a part of this Agreement nor shall any of them affect the meaning or interpretation of this Agreement or any of its provisions.

                  (b) The Book of Schedules of each of LBI and MNB referred to in this Agreement consist of the agreements and other documentation described and referred to in this Agreement with respect to such party, which Schedules were delivered by each of LBI and MNB to the other not less than one (1)
Business Day before the date of this Agreement. The disclosures in the Schedules, and those in any supplement thereto, shall relate only to the representations and warranties in the section of this Agreement to which they expressly relate and not to any other representation or warranty in this Agreement. In the event of any inconsistency between the statements in the body of this Agreement and those in the Schedules (other than an exception expressly set forth as such in the Schedules with respect to a specifically identified representation or warranty), the statements in the body of this Agreement will control.

                  (c) All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States consistent with those used in the preparation of the most recent audited consolidated financial statements of LBI or MNB, as the case may be ("GAAP").

                  (d) With regard to each and every term and condition of this Agreement and any and all agreements and instruments subject to the terms hereof, the parties to this Agreement understand and agree that the same have or has been mutually negotiated, prepared and drafted, and that if at any time the parties hereto desire or are required to interpret or construe any such term or condition or any agreement or instrument subject hereto, no consideration shall be given to the issue of which party to this Agreement actually prepared, drafted or requested any term or condition of this Agreement or any agreement or instrument subject hereto.

                                    ARTICLE 2

                                   THE MERGER

         Section  2.1  Manner  of  Merger.  Upon the terms  and  subject  to the
                       ------------------
conditions of this Agreement, at the Effective Time (as defined below), LBI and MNB shall be merged with and into Newco pursuant to the provisions of, and with the effect provided in the General Corporation Law of the State of Delaware, as amended (the "Delaware Code"), and Newco shall be the Resulting Corporation. After the Merger, Newco will change its name to "Landmark Bancshares, Inc." As a result of the Merger, each share of LBI Common Stock issued and outstanding immediately prior to the Effective Time, other than any Dissenting Shares held by LBI stockholders or as otherwise provided herein, and each share of MNB Common Stock issued and outstanding immediately prior to the Effective Time, other than Dissenting Shares held by MNB stockholders or as otherwise provided herein, will be converted into the right to receive the number of shares of Newco Common Stock in accordance with the LBI Exchange Ratio and the MNB Exchange Ratio, respectively, as set forth in Section 3.1(a).

         Section 2.2       Closing; Effective Time.
                           -----------------------

                  (a) Provided that this Agreement shall not have been terminated in accordance with its terms, the Closing shall occur through the mail, or at a place that is mutually acceptable to MNB and LBI, or if they fail to agree, at the main office of LFSB located at Central and Spruce Streets, Dodge City, Kansas, at 10:00 a.m. on the date that is twenty-one (21) Business Days after the end of the last month in which all required approvals or consents of the Regulatory Authorities for the Contemplated Transactions have been received and all statutory waiting periods relating to such approvals have expired (the "Closing Date").

                  (b) The parties to this Agreement agree to file on the Closing Date the appropriate certificate of merger, as contemplated by Section 17-6702 of the General Corporation Code of Kansas (the "Kansas Code"), with the Secretary of State of the State of Kansas, and an appropriate certificate of merger, as contemplated by Section 252(c) of the Delaware Code, with the Secretary of State of the State of Delaware. The Merger shall be effective at the time and on the date agreed to by the parties to this Agreement, and in the event the parties fail to so agree, at 12:01 a.m. of the day following the date on which the certificate of merger is accepted for filing by the Secretary of State of the State of Delaware (the "Effective Time").

         Section 2.3 Effect of Merger.  At the Effective Time, the effect of the
                     ----------------
Merger shall be as provided in Section 259 of the Delaware Code. Without limiting the generality of the foregoing, at the Effective Time, all the property, rights, privileges, powers and franchises of MNB and LBI shall be vested in the Resulting Corporation, and all debts, liabilities and duties of MNB and LBI shall become the debts, liabilities and duties of the Resulting Corporation.

         Section 2.4 Amended and Restated Certificate of Incorporation. MNB and
                     -------------------------------------------------
LBI agree to cause to be filed at the Effective Time with the Secretary of State of the State of Delaware an amendment and restatement of the certificate of incorporation of Newco substantially in the form attached as Exhibit A, and such amended and restated certificate of incorporation shall thereafter represent the certificate of incorporation of the Resulting Corporation until amended as provided by law.

         Section  2.5  Bylaws.  The  bylaws of Newco,  in the form  attached  as
                       ------
Exhibit B, shall be the bylaws of the Resulting Corporation until amended as provided by law.

         Section 2.6 Directors and Officers.  From and after the Effective Time,
                     ----------------------
the directors and executive officers of the Resulting Corporation shall be as set forth in Exhibit C, with three (3) members in each of Class I and Class II, and four (4) members of Class III, of the Resulting Corporation's board of directors. Such directors and executive officers shall serve until their successors shall have been elected or appointed and shall have qualified in accordance with the Delaware Code and the certificate of incorporation and bylaws of the Resulting Corporation.

         Section 2.7 LBI's  Deliveries  at Closing.  At the  Closing,  LBI shall
                     -----------------------------
deliver, or cause to be delivered to MNB the following items:

                   (a) copies of resolutions of the board of directors and the stockholders of LBI approving this Agreement and the consummation of the Contemplated Transactions; certified as of the Closing Date by the Secretary or any Assistant Secretary of LBI;

                   (b) a good standing certificate for LBI issued by the Secretary of State of the State of Kansas and dated not more than fifteen (15) Business Days prior to the Closing Date;

                   (c) a good standing certificate for LFSB issued by the Office of Thrift Supervision (the "OTS") and dated not more than fifteen (15) Business Days prior to the Closing Date;

                   (d) a copy of the articles of incorporation of LBI certified not more than fifteen (15) Business Days prior to the Closing Date by the Secretary of State of the State of Kansas;

                   (e) a copy of the charter of LFSB certified not more that fifteen (15) Business Days prior to the Closing Date by the OTS;

                   (f) a certificate of the Secretary or any Assistant Secretary of LBI dated the Closing Date and certifying a copy of LBI's bylaws;

                   (g) a certificate of the Secretary or any Assistant Secretary of LFSB dated the Closing Date and certifying a copy of LFSB's bylaws;

                   (h) a certificate executed by the President or Vice President and Secretary or any Assistant Secretary of LBI, dated the Closing Date, stating that: (i) there have been no further amendments to the articles of incorporation and charter delivered pursuant to this Section; (ii) all of the representations and warranties of LBI set forth in this Agreement, as the same may have been updated pursuant to Section 7.6, are true and correct in all material respects with the same force and effect as if all of such representations and warranties were made at the Closing Date, provided, however, that to the extent such representations and warranties expressly relate to an earlier date, such representations shall be true and correct in all material respects on and as of such earlier date, and provided further, that to the extent that representations and warranties are made in this Agreement subject to a standard of materiality or Knowledge, such representations and warranties shall be true and correct in all respects; and (iii) LBI has performed or complied in all material respects with all of the covenants and obligations to be performed or complied with by it under the terms of this Agreement on or prior to the Closing Date, provided, however, that to the extent performance and compliance with such covenants and obligations are subject in this Agreement to a standard of materiality, LBI shall have performed and complied in all respects with such covenants and obligations;

                   (i) a list of LBI's stockholders as of the Closing Date certified by the Secretary or any Assistant Secretary of LBI;

                   (j) a certificate of each of LBI's legal counsel, accountants and financial advisor or investment banker, if any, representing that all fees and expenses incurred by LBI prior to and including the Effective Time have been paid in full, or certificates from these professionals that all fees and expenses incurred by LBI prior to and including the Effective Time have been invoiced to LBI and a certificate from LBI that all invoiced amounts have been paid or accrued;

                   (k) a legal opinion of LBI's counsel, Malizia Spidi & Fisch, PC, dated the Closing Date to the effect set forth in Exhibit D; and

                   (l) such other documents as MNB or its counsel shall reasonably request.

         Section 2.8 MNB's  Deliveries  at Closing.  At the  Closing,  MNB shall
                     -----------------------------
deliver, or cause to be delivered to LBI the following items:

                   (a) copies of resolutions of the board of directors and the stockholders of MNB approving this Agreement and the consummation of the Contemplated Transactions; certified as of the Closing Date by the Secretary or any Assistant Secretary of MNB;

                   (b) a good standing certificate for MNB issued by the Secretary of State of the State of Delaware, dated not more than fifteen (15) Business Days prior to the Closing Date;

                   (c) a good standing certificate for SNB issued by the Office of the Comptroller of the Currency (the "OCC") and dated not more than fifteen
(15) Business Days prior to the Closing Date;

                   (d) a copy of the certificate of incorporation of MNB certified not more than fifteen (15) Business Days prior to the Closing Date by the Secretary of State of the State of Delaware;

                   (e) a copy of the articles of association of SNB certified not more that fifteen (15) Business Days prior to the Closing Date by the OCC;

                   (f) a certificate of the Secretary or any Assistant Secretary of MNB dated the Closing Date and certifying a copy of MNB's bylaws;

                   (g) a certificate of the Cashier or any Assistant Cashier of SNB dated the Closing Date and certifying a copy of SNB's bylaws;

                   (h) a certificate executed by the President or Vice President and Secretary or any Assistant Secretary of MNB, dated the Closing Date, stating that: (i) there have been no further amendments to the certificate of incorporation and articles of association delivered pursuant to this Section;
(ii) all of the representations and warranties of MNB set forth in this Agreement, as the same may have been updated pursuant to Section 6.6, are true and correct in all material respects with the same force and effect as if all of such representations and warranties were made at the Closing Date, provided, however, that to the extent such representations and warranties expressly relate to an earlier date, such representations shall be true and correct in all material respects on and as of such earlier date, and provided further, that to the extent that representations and warranties are made in this Agreement subject to a standard of materiality or Knowledge, such representations and warranties shall be true and correct in all respects; and (iii) MNB has performed or complied in all material respects with all of the covenants and obligations to be performed or complied with by it under the terms of this Agreement on or prior to the Closing Date, provided, however, that to the extent performance and compliance with such covenants and obligations are subject in this Agreement to a standard of materiality, MNB shall have performed and complied in all respects with such covenants and obligations;

                   (i) a list of MNB's stockholders as of the Closing Date certified by the Secretary or any Assistant Secretary of MNB;

                   (j) a certificate of each of MNB's legal counsel, accountants and financial advisor or investment banker, if any, representing that all fees and expenses incurred by MNB prior to and including the Effective Time have been paid in full, or certificates from these professionals that all fees and expenses incurred by MNB prior to and including the Effective Time have been invoiced to MNB and a certificate from MNB that all invoiced amounts have been paid or accrued;

                   (k) a legal opinion of MNB's counsel, Barack Ferrazzano Kirschbaum Perlman & Nagelberg, dated the Closing Date to the effect set forth in Exhibit E; and

                   (l) such other documents as LBI or its counsel shall reasonably request.

         Section 2.9  Newco's  Deliveries  at  Closing.  At  the Closing,  Newco
                           ------------------------------
shall  deliver,  or cause to be delivered to MNB and LBI the following items:

                   (a) copies of resolutions of the board of directors and the stockholders of Newco approving this Agreement and the consummation of the Contemplated Transactions; certified as of the Closing Date by the Secretary or any Assistant Secretary of Newco;

                   (b) a good standing certificate for Newco issued by the Secretary of State of the State of Delaware, dated not more than fifteen (15) Business Days prior to the Closing Date;

                   (c) a copy of the certificate of incorporation of Newco certified not more than fifteen (15) Business Days prior to the Closing Date by the Secretary of State of the State of Delaware;

                   (d) a certificate of the Secretary or any Assistant Secretary of Newco dated the Closing Date and certifying a copy of Newco's bylaws;

                   (e) a certificate executed by the President or Vice President and Secretary or any Assistant Secretary of Newco, dated the Closing Date, stating that: (i) there have been no further amendments to the certificate of incorporation delivered pursuant to this Section; and (ii) Newco has performed or complied in all material respects with all of the covenants and obligations to be performed or complied with by it under the terms of this Agreement on or prior to the Closing Date, provided, however, that to the extent performance and compliance with such covenants and obligations are subject in this Agreement to a standard of materiality, Newco shall have performed and complied in all respects with such covenants and obligations;

                   (f) a list of Newco's stockholders as of the Closing Date certified by the Secretary or any Assistant Secretary of Newco; and

                   (g) such other documents as MNB, LBI or the counsel of either shall reasonably request.

         Section 2.10 Bank Merger.  Concurrently with the Merger and immediately
                      -----------
after the Effective Time, MNB and LBI intend to merge LFSB with and into, and under the charter of, SNB, with the resulting bank to be known as Landmark National Bank (the "Bank Merger"). The Bank Merger will be effected pursuant to a merger agreement in the form required by the National Bank Act, as amended (the "National Bank Act"), and by other applicable Legal Requirements, containing terms and conditions not inconsistent with the Agreement as mutually determined by MNB and LBI (the "Bank Merger Agreement"). The Bank Merger shall occur only if the Merger is consummated, and it shall become effective immediately after the Effective Time or such later time as may be determined by MNB and LBI. To obtain the necessary regulatory approvals for the Bank Merger to occur immediately after the Effective Time, MNB and LBI agree to cause each of SNB and LFSB, respectively, to approve, adopt, execute and deliver the Bank Merger Agreement and to take such other steps as are reasonably necessary prior to the Effective Time to effect the Bank Merger. MNB and LBI agree to share equally the costs incurred to effect the Bank Merger.

         Section 2.11 Absence of Control. Subject to any specific provisions of this Agreement, it is the intent of the parties to this Agreement that neither MNB nor LBI by reason of this Agreement shall be deemed (until consummation of the Contemplated Transactions) to control, directly or indirectly, the other party and shall not exercise, or be deemed to exercise, directly or indirectly, a controlling influence over the management or policies of such other party.

                                    ARTICLE 3

                     CONVERSION OF SECURITIES IN THE MERGER

         Section 3.1  Manner of Merger.
                      ----------------

                  (a) Subject to the provisions of this Article, by virtue of the Merger and without any action on the part of MNB, LBI or Newco, or the holder of any MNB Common Stock, LBI Common Stock or Newco Common Stock:

                           (i)      each share of Newco Common Stock issued  and
outstanding immediately prior to the Effective Time shall at the Effective Time be canceled without consideration and without any action required on the part of LBI or MNB, as the holders thereof;

                           (ii)     each  share  of LBI Common Stock  issued and
outstanding immediately prior to the Effective Time shall become and automatically be converted into one (1) share of Newco Common Stock (the "LBI Exchange Ratio"), and shall thereafter represent the right to receive and be exchangeable for such number of shares, rounded to the nearest thousandth of a share of Newco Common Stock (the "LBI Exchange Shares"), provided, however, that all shares of LBI Common Stock held by LBI as treasury stock shall not be converted into shares of Newco Common Stock, but instead shall be canceled as a result of the Merger; and

                           (iii)    each  share  of MNB Common Stock  issued and
outstanding immediately prior to the Effective Time shall become and automatically be converted into five hundred twenty three thousandths (0.523) shares of Newco Common Stock (the "MNB Exchange Ratio"), and shall thereafter represent the right to receive and be exchangeable for such number of shares, rounded to the nearest thousandth of a share of Newco Common Stock (the "MNB Exchange Shares"), provided, however, that all shares of MNB Common Stock held by MNB as treasury stock shall not be converted into shares of Newco Common Stock, but instead shall be canceled as a result of the Merger, and provided further, that no Dissenting Shares (as defined below) held by stockholders of MNB shall be converted into shares of Newco Common Stock, but instead shall be treated as described in Section 3.4.

                  (b) After the Effective Time, no holder of LBI Common Stock or MNB Common Stock which is issued and outstanding immediately prior to the Effective Time will have any rights in respect of such LBI Common Stock or MNB Common Stock, respectively, except: (i) to receive shares of Newco Common Stock for the shares of LBI Common Stock or MNB Common Stock, respectively, converted as provided in this Section, plus an amount in cash, as provided below, for any fractional share of Newco Common Stock which such holder would have been entitled to receive; or (ii) to receive payment for such shares of LBI Common Stock or

MNB Common  Stock,  respectively,  in the manner and to the extent  provided  in
Section 262 of the Delaware Code.

                  (c) If prior to the Effective Date either LBI or MNB changes (or establishes a record date for changing) the number of shares of MNB Common Stock or LBI Common Stock issued and outstanding as a result of a stock split, stock dividend, recapitalization or similar transaction with respect to the outstanding LBI Common Stock or MNB Common Stock and the record date therefor shall be prior to the Effective Date, the number of shares of Newco Common Stock to be received by the stockholder of the party making such change shall be proportionately adjusted to reflect such change in that party's issued and outstanding shares.

         Section 3.2  Steps of Transaction.
                      --------------------

                  (a) The parties shall mutually select a Person to serve as exchange agent (the "Exchange Agent") for the parties to effect the surrender of certificates representing outstanding shares of either LBI Common Stock or MNB Common Stock (the "Certificates") in exchange for Newco Common Stock and/or cash in redemption of fractional shares. The Exchange Agent shall serve under the terms of an exchange agent agreement substantially in the form attached as Exhibit F. On the date agreed to by the parties to this Agreement, and in the event the parties fail to so agree, the date which is ten (10) Business Days prior to the Closing, the Exchange Agent shall mail or cause to be mailed to each then current holder of record of a Certificate or Certificates a form of transmittal letter (the "Letter of Transmittal") providing instructions for the transmittal of the Certificates and shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates (or a lost certificate affidavit and a bond in a form reasonably acceptable to Newco). LBI and MNB agree to cause the Exchange Agent to use all reasonable efforts to mail or cause to be mailed the Letter of Transmittal to all Persons who become holders of LBI Common Stock or MNB Common Stock, respectively, subsequent to the date the Letter of Transmittal was first mailed to LBI and MNB stockholders, respectively, and by 5:00 p.m. on the date which is five (5) Business Days prior to the Closing Date.

                  (b) As promptly as practicable after the Effective Time, Newco shall cause the Exchange Agent to deliver to each holder of LBI Common Stock or MNB Common Stock who previously submitted an effective Letter of Transmittal accompanied by the Certificates covered by such Letter of Transmittal: (i) certificates representing the number of whole shares of Newco Common Stock into which the shares of LBI Common Stock or MNB Common Stock previously represented by the Certificates so surrendered were converted; plus (ii) an amount in cash, as provided below, for any fractional share of Newco Common Stock which such holder would have been entitled to receive.

                  (c) Within twenty (20) days after the Effective Time, Newco shall cause the Exchange Agent to send to each holder of record of LBI Common Stock or MNB Common Stock immediately prior to the Effective Time who has not previously submitted his or her Certificates, additional transmittal materials for use in surrendering Certificates to the Exchange Agent and instructions for use in effecting such surrender in exchange for shares of Newco Common Stock and cash for any fractional shares.

                  (d) No dividends or other distributions declared after the Effective Time with respect to Newco Common Stock and payable to any former stockholders of record of LBI or MNB shall be paid to a former stockholder of LBI or MNB who holds any unsurrendered Certificate with respect to LBI Common Stock or MNB Common Stock, respectively, until the stockholder shall surrender the Certificate. Until so surrendered and exchanged, each outstanding Certificate shall for all purposes, other than the payment of dividends or other distributions, if any, to former holders of record of shares of LBI Common Stock or MNB Common Stock represent the shares of Newco Common Stock into and for which such shares have been so converted; provided, however, that upon surrender of a Certificate, there shall be paid to the record holder or holders of the Certificate, the amount, without interest thereon, of such dividends and other distributions, if any, which previously have become payable with respect to the number of whole shares of Newco Common Stock represented by such Certificate.

                  (e) No fractional shares of Newco Common Stock shall be issued upon the surrender for exchange of Certificates; no dividend or distribution of Newco shall relate to any fractional share interest; and such fractional share interests will not entitle the owner thereof to vote or to any rights of a stockholder of Newco. Instead, each holder of shares of LBI Common Stock or MNB Common Stock having a fractional interest in shares of Newco Common Stock arising upon the conversion of such shares of LBI Common Stock or MNB Common Stock shall, at the time of surrender of the Certificates, be paid by Newco an amount in cash, without interest, determined by multiplying such fractional share of Newco Common Stock by the average of the closing sale prices of Newco Common Stock for the five (5) trading days immediately following the Closing Date.

                  (f) All shares of Newco Common Stock, and any required cash payments for fractional shares, into and for which shares of LBI Common Stock or MNB Common Stock shall have been converted and exchanged pursuant to this Agreement, shall be deemed to have been issued in full satisfaction of all rights pertaining to such converted and exchanged shares of LBI Common Stock and MNB Common Stock.

                  (g) At the Effective Time, LBI and MNB shall each deliver to the Exchange Agent a certified copy of a list of its respective stockholders, after which there shall be no further registration or transfers on the stock transfer books of LBI of the shares of LBI Common Stock or on the stock transfer books of MNB of the shares of MNB Common Stock, all of which were outstanding immediately prior to the Effective Time. If after the Effective Time Certificates representing shares of LBI Common Stock or MNB Common Stock are presented to the Exchange Agent or Newco, they shall be canceled and exchanged for Newco Common Stock as provided in this Agreement.

                  (h) If a certificate representing shares of Newco Common Stock is to be issued in a name other than that in which the Certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the Certificate so surrendered shall be properly endorsed, accompanied by all documents required to evidence and effect such transfer and otherwise in proper form for transfer and that the Person requesting such exchange shall pay to Newco any transfer or other taxes required by reason of the issuance of a certificate representing shares of Newco Common Stock in any name other than that of the registered holder of the

Certificate surrendered, or otherwise required, or shall establish to the satisfaction of Newco that such tax has been paid or is not payable.

         Section  3.3 Tax Free  Reorganization.  The  parties to this  Agreement
                      ------------------------
intend for the Merger to qualify as a nontaxable reorganization within the meaning of Section 368 and related sections of the Internal Revenue Code of 1986, as amended (the "Code"), and agree to cooperate and to take such actions as may be reasonably necessary to ensure such result.

         Section 3.4 Dissenting Shares. Notwithstanding anything to the contrary
                     -----------------
contained in this Agreement, to the extent appraisal rights are available to stockholders of LBI or MNB pursuant to the provisions of any applicable Legal Requirements, any shares of LBI Common Stock or MNB Common Stock held by a Person who objects to the Merger, whose shares either were not entitled to vote or were not voted in favor of the Merger and who complies with all of the provisions of the applicable Legal Requirements concerning the rights of such Person to dissent from the Merger and to require appraisal of such Person's shares and who has not withdrawn such objection or waived such rights prior to the Effective Time (collectively with respect to all such LBI or MNB stockholders, the "Dissenting Shares"), shall not be converted pursuant to
Section 3.1, but shall become the right to receive such consideration as may be determined to be due to the holder of such Dissenting Shares pursuant to the applicable Legal Requirements, including, if applicable, any costs determined to be payable by either LBI or MNB to its respective holders of Dissenting Shares pursuant to an order of any court pursuant to any applicable Legal Requirements; provided, however, that each Dissenting Share held by a Person at the Effective Time who shall, after the Effective Time, withdraw the demand for appraisal or lose the right of appraisal, in either case pursuant to applicable Legal Requirements shall be deemed to be converted, as of the Effective Time, into the number of shares of Newco Common Stock as is determined in accordance with
Section 3.1.

         Section 3.5  Options.
                      -------

                  (a) At and after the Effective Time, each option granted by LBI and MNB to purchase shares of LBI Common Stock and MNB Common Stock, respectively, which is outstanding and unexercised immediately prior thereto shall cease to represent a right to acquire shares of either LBI Common Stock or MNB Common Stock and shall be converted automatically into an option to purchase shares of Newco Common Stock (the "LBI Converted Stock Options" and the "MNB Converted Stock Options," respectively) in an amount and at an exercise price determined as provided below and otherwise subject to the terms of the agreements evidencing the grants of such options:

                           (i)     the number of shares of Newco Common Stock to
be subject to each LBI Converted Stock Option shall be equal to the product of the number of shares of LBI Common Stock subject to the original option and the LBI Exchange Ratio, provided that any fractional shares of Newco Common Stock shall be rounded up to the next highest whole share;

                           (ii)    the exercise  price per share of Newco Common
Stock under the LBI Converted Stock Option shall be equal to the exercise price per share of LBI Common Stock under the original option divided by the LBI Exchange Ratio, provided that such exercise price shall be rounded to the nearest whole cent;

                           (iii)   the number of shares of Newco Common Stock to
be subject to each MNB Converted Stock Option shall be equal to the product of the number of shares of MNB Common Stock subject to the original option and the MNB Exchange Ratio, provided that any fractional shares of Newco Common Stock shall be rounded up to the next highest whole share; and

                           (iv)    the exercise  price per share of Newco Common
Stock under the MNB Converted Stock Option shall be equal to the exercise price per share of MNB Common Stock under the original option divided by the MNB Exchange Ratio, provided that such exercise price shall be rounded to the nearest whole cent.

                  (b) The adjustment provided in this Section with respect to any options which are "incentive stock options" (as defined in Section 422 of the Code), shall be and is intended to be effected in a manner which is consistent with Section 424(a) of the Code. The duration and other terms of the LBI Converted Stock Options and MNB Converted Stock Options shall be the same as the original option except that all references to LBI or MNB, as the case may be, shall be deemed to be references to Newco.

                                    ARTICLE 4

                      REPRESENTATIONS AND WARRANTIES BY MNB

         MNB hereby represents and warrants to LBI that the following are true and correct as of the date hereof, and will be true and correct as of the Effective Time:

         Section 4.1 MNB Organization. MNB: (a) is a corporation duly organized,
                     ----------------
validly existing and in good standing under the laws of the State of Delaware and is also in good standing in each other jurisdiction in which the nature of the business conducted or the properties or assets owned or leased by it makes such qualification necessary; (b) is registered with the Board of Governors of the Federal Reserve System (the "Federal Reserve") as a bank holding company under the federal Bank Holding Company Act of 1956, as amended (the "BHCA"); and
(c) has full power and authority, corporate and otherwise, to operate as a bank holding company and to own, operate and lease its properties as presently owned, operated and leased, and to carry on its business as it is now being conducted. Copies of the certificate of incorporation and bylaws of MNB and all amendments thereto set forth in Schedule 4.1 of the MNB Book of Schedules are complete and correct. MNB owns no voting stock or equity securities of any corporation, association, partnership or other entity, other than all of the voting stock of SNB and as set forth on Schedule 4.1 of the MNB Book of Schedules.

         Section  4.2 MNB  Subsidiary  Organization.  SNB is a national  banking
                     ------------------------------
association duly organized, validly existing and in good standing under the laws of the United States of America. SNB has full power and authority, corporate and otherwise, to own, operate and lease its properties as presently owned, operated and leased, and to carry on its business as it is now being conducted, and is duly qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted or the properties or assets owned or leased by it makes such qualification necessary. Copies of the articles of association and bylaws of SNB and all amendments thereto set forth in Schedule 4.2 of the MNB Book of Schedules are complete and correct. SNB owns no voting stock or equity securities of any corporation, association, partnership or other entity, other than as shown on Schedule 4.2 of the MNB Book of Schedules.

         Section 4.3  Authorization.  MNB has the requisite  corporate power and
                      -------------
authority to enter into and perform its obligations under this Agreement and the execution, delivery and performance of this Agreement by MNB and the consummation by it of the transactions contemplated thereby, have been duly authorized by all necessary corporate action, subject to stockholder approval. This Agreement constitutes a legal, valid and binding obligation of MNB enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws and subject to general principles of equity.

         Section 4.4 No  Conflict.  Neither the  execution  nor delivery of this
                     ------------
Agreement nor the consummation or performance of any of the Contemplated Transactions will, directly or indirectly (with or without notice or lapse of time): (a) contravene, conflict with or result in a violation of any provision of the certificate of incorporation, the articles of association, the bylaws or any resolution adopted by the board of directors or stockholders of, MNB or any MNB Subsidiary; (b) contravene, conflict with or result in a violation of any Legal Requirement or any Order to which MNB or any MNB Subsidiary, or any of the assets that are owned or used by them, may be subject, other than any of the foregoing that would be satisfied by compliance with the provisions of the BHCA, the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the National Bank Act and the Delaware Code; and (c) contravene, conflict with or result in a violation or breach of any provision of, or give any Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate or modify any material Applicable Contract to which MNB or any MNB Subsidiary is a party or by which any of their respective assets is bound; or (d) result in the creation of any lien, charge or encumbrance upon, or with respect to, any of the assets owned or used by MNB or any MNB Subsidiary. Except for the requisite approval of its stockholders, neither MNB nor any MNB Subsidiary is or will be required to give any notice to, or obtain any consent from, any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

         Section 4.5 MNB  Capitalization.  The  authorized  capital stock of MNB
                     -------------------
consists, and at March 31, 2001, consisted of: (a) 3,000,000 shares of common stock, $0.01 par value per share, of which 1,563,905 shares were issued, and none of which shares were held in the treasury of MNB as of that date; and (b) 200,000 shares of preferred stock, $0.01 par value per share, none of which shares were issued and outstanding. The maximum number of shares of MNB Common Stock (assuming for this purpose that share equivalents constitute MNB Common Stock) that would be outstanding immediately prior to the Effective Time (including treasury shares) if all options, warrants, conversion rights and other rights with respect thereto were exercised and the restrictions on any restricted stock were no longer applicable is 1,638,137 shares. All of the outstanding shares of capital stock of MNB have been duly and validly authorized and issued and are fully paid and nonassessable. To the Knowledge of MNB and except as disclosed in this Agreement or on the Schedules, none of the shares of authorized capital stock of MNB are, nor on the Closing Date will they be, subject to any claim of right except pursuant to this Agreement. Except as contemplated in this Agreement or as set forth in Schedule
4.5 of the MNB Book of Schedules, there are, as of the date of this Agreement, no outstanding subscriptions, contracts, conversion privileges, options, warrants, calls or other rights obligating MNB or any MNB Subsidiary to issue, sell or otherwise dispose of, or to purchase, redeem or otherwise acquire, any shares of capital stock of MNB or any MNB Subsidiary. There are no outstanding securities of MNB that are convertible into, or exchangeable for, any shares of MNB's capital stock, and except as provided in this Section or otherwise disclosed in this Agreement, LBI is not a party to any Contract relating to the issuance, sale or transfer of any equity securities or other securities of MNB. None of the shares of MNB Common Stock were issued in violation of any federal or state securities laws or any other Legal Requirement. MNB does not own or have any Contract to acquire any equity securities or other securities of any Person or any direct or indirect equity or ownership interest in any other business except for the capital stock of SNB and as set forth in Schedule 4.5 of the MNB Book of Schedules. Except as disclosed in or permitted by this Agreement or as provided on Schedule 4.5 of the MNB Book of Schedules, no shares of MNB capital stock have been purchased, redeemed or otherwise acquired, directly or indirectly, by MNB or any MNB Subsidiary and no dividends or other distributions payable in any equity securities of MNB or any MNB Subsidiary have been declared, set aside, made or paid to the stockholders of MNB.

         Section 4.6 MNB Subsidiary Capitalization. The authorized capital stock
                     -----------------------------
of SNB consists, and at the Effective Time will consist, exclusively of 2,000,000 shares of common stock, $1.00 par value per share, all of which shares are, and immediately prior to the Closing will be, duly authorized, validly issued and outstanding, fully paid and nonassessable except as provided in
Section 55 of the National Bank Act (the "SNB Bank Shares"). MNB is, and will be on the Closing Date, the record and beneficial owner of one hundred percent (100%) of SNB Shares, free and clear of any lien or encumbrance whatsoever, except as set forth in Schedule 4.6 of the MNB Book of Schedules. The SNB Bank Shares are, and will be on the Closing Date, freely transferable and are, and will be on the Closing Date, subject to no claim of right except pursuant to this Agreement and as set forth in Schedule 4.6 of the MNB Book of Schedules. There are no options, warrants, rights, calls or commitments of any character relating to any additional shares of the capital stock of SNB. No capital stock or other security issued by SNB has been issued in violation of, or without compliance with, any preemptive rights of stockholders. There are no outstanding securities of SNB that are convertible into, or exchangeable for, any shares of SNB's capital stock, and SNB is not a party to any Contract relating to the issuance, sale or transfer of any equity securities or other securities of SNB. SNB does not own, or have any Contract to acquire, any equity securities or other securities of any Person or any direct or indirect equity or ownership interest in any other business, except as set forth in Schedule 4.6 of the MNB Book of Schedules.

         Section 4.7  Financial  Statements  and  Reports.  True,   correct  and
                      -----------------------------------
complete  copies of the  following  financial  statements of MNB are included in
Schedule 4.7 of the MNB Book of Schedules:

                   (a) Consolidated Balance Sheets and the related Statements of Income, Statements of Changes in Stockholders' Equity and Statements of Cash Flows of MNB for the years ended December 31, 1998, 1999 and 2000;

                   (b) Consolidated Balance Sheet and the related Statement of Income of MNB for the three months ended March 31, 2001; and

                   (c) Call Reports for SNB at the close of business on December 31, 1998, 1999 and 2000.

         The financial statements described in this Section (the "MNB Financial Statements") are complete and correct in all material respects and fairly and accurately present the respective financial position, assets, liabilities and results of operations of MNB and the MNB Subsidiaries at the respective dates of, and for the periods referred to in, the MNB Financial Statements. The financial statements described in clause (a) above are audited statements and have been prepared in conformity with GAAP. The financial statements described in clauses (b) and (c) above have been prepared on a basis consistent with past accounting practices and as required by applicable rules or regulations and fairly present the consolidated financial condition and results of operations at the dates and for the periods presented, subject to year-end audit adjustments (which changes in the aggregate would not reasonably be expected to have a Material Adverse Effect on MNB on a consolidated basis). The MNB Financial Statements do not include any material assets or omit to state any material liabilities, absolute or contingent, or other facts, which inclusion or omission would render the MNB Financial Statements misleading in any material respect.

         Section  4.8 Books and  Records.  The books of account,  minute  books,
                      ------------------
stock record books and other records of MNB and each MNB Subsidiary are complete and correct in all material respects and have been maintained in accordance with sound business practices and all applicable Legal Requirements, including the maintenance of any adequate system of internal controls. The minute books of MNB and each MNB Subsidiary contain accurate and complete records in all material respects of all meetings held of, and corporate action taken by, its respective stockholders, board of directors and committees of the board of directors. At the Closing, all of those books and records will be in the possession of MNB and the MNB Subsidiaries.

         Section 4.9 Title to  Properties.  MNB and each MNB Subsidiary has good
                     --------------------
and marketable title to all assets and properties, whether real or personal, tangible or intangible, that it purports to own, subject to no valid liens, mortgages, security interests, encumbrances or charges of any kind except: (a) as noted in the most recent MNB Financial Statement or in Schedule 4.9 of the MNB Book of Schedules; (b) statutory liens for Taxes not yet delinquent or being contested in good faith by appropriate Proceedings and for which appropriate reserves have been established and reflected on the MNB Financial Statements;
(c) pledges or liens required to be granted in connection with the acceptance of government deposits, granted in connection with repurchase or reverse repurchase agreements or otherwise incurred in the Ordinary Course of Business; and (d) minor defects and irregularities in title and encumbrances that do not materially impair the use thereof for the purposes for which they are held. Except as set forth in Schedule 4.9 of the MNB Book of Schedules, MNB and each MNB Subsidiary as lessee has the right under valid and existing leases to occupy, use, possess and control any and all of the respective property leased by it. Except where any failure would not reasonably be expected to have a Material Adverse Effect on MNB on a consolidated basis, all buildings and structures owned by MNB and each MNB Subsidiary lie wholly within the boundaries of the real property owned or validly leased by it, do not encroach upon the property of, or otherwise conflict with the property rights of, any other Person.

         Section 4.10 Condition and  Sufficiency of Assets.  Except as set forth
                      ------------------------------------
in Schedule 4.10 of the MNB Book of Schedules, the buildings, structures and equipment of MNB and each MNB Subsidiary are in good operating condition and repair, and are adequate for the uses to which they are being put, and none of such buildings, structures or equipment is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in the aggregate in nature or in cost. Except where any failure would not reasonably be expected to have a Material Adverse Effect on MNB on a consolidated basis, the real property, buildings, structures and equipment owned or leased by MNB and each MNB Subsidiary are in compliance with the Americans with Disabilities Act of 1990, as amended, and the regulations promulgated thereunder, and all other building and development codes and other restrictions, including subdivision regulations, building and construction regulations, drainage codes, health, fire and safety laws and regulations, utility tariffs and regulations, conservation laws and zoning laws and ordinances. The assets and properties, whether real or personal, tangible or intangible, that MNB or any MNB Subsidiary purport to own are sufficient for the continued conduct of the business of MNB and such MNB Subsidiary after the Closing in substantially the same manner as conducted prior to the Closing.

         Section 4.11 Loan Loss Reserve. All loans and loan commitments extended
                      -----------------
by SNB and any extensions, renewals or continuations of such loans and loan commitments (the "MNB Loans") were made in accordance with customary lending standards of the MNB Subsidiary in the Ordinary Course of Business. The MNB Loans are evidenced by appropriate and sufficient documentation and constitute valid and binding obligations to SNB enforceable in accordance with their terms, except as may be limited by any bankruptcy, insolvency, moratorium or other laws affecting creditors' rights generally by the exercise of judicial discretion. All such MNB Loans are, and at the Closing will be, free and clear of any encumbrance or other charge, except for permitted liens, and SNB has materially complied, and at the Closing will have materially complied with, all Legal Requirements relating to the MNB Loans. The reserve for probable loan and lease losses of SNB is, and will be on the Closing Date, adequate in all material respects to provide for probable or specific losses, net of recoveries relating to loans previously charged off. None of the MNB Loans is subject to any material offset or claim of offset, and the aggregate loan balances in excess of MNB's consolidated reserve for loan and lease losses are to MNB's Knowledge, based on past loan loss experience, collectible in accordance with their terms (except as limited above) and all uncollectible loans have been charged off.

         Section 4.12 Undisclosed  Liabilities;  Adverse Changes.  Except as set
                      ------------------------------------------
forth in Schedule 4.12 of the MNB Book of Schedules, neither MNB nor any MNB Subsidiary has any material liabilities or obligations of any nature (whether known or unknown and whether absolute, accrued, contingent or otherwise), except for liabilities or obligations reflected or reserved against in the MNB Financial Statements, liabilities and obligations arising under contracts and arrangements which are either set forth in Schedule 4.18 of the MNB Book of Schedules, or are of a type described in Section 4.18, but not included in
Schedule 4.18 of the MNB Book of Schedules because the amounts involved do not meet the amounts specified for inclusion in Schedule 4.18 of the MNB Book of Schedules, current liabilities incurred in the Ordinary Course of Business since the respective dates thereof and other liabilities or obligations that in the aggregate would not reasonably be expected to have a Material Adverse Effect on MNB on a consolidated basis. Since the date of the latest MNB Financial Statement, there has not been any change in the business, operations, properties, prospects, assets or condition of MNB or any MNB Subsidiary, and no event has occurred or circumstance exists, that has had, or would reasonably be expected to have, a Material Adverse Effect on MNB on a consolidated basis.

         Section 4.13 Taxes.  MNB and each MNB Subsidiary has duly filed or will
                      -----
duly file all material Tax Returns required to be filed by it for all periods prior to the Closing, and each such Tax Return is or will be complete and accurate in all material respects. Except as set forth on Schedule 4.13 of the MNB Book of Schedules, neither MNB nor any MNB Subsidiary is: (a) delinquent in the payment of any Taxes shown on such Tax Returns or on any assessments received by it for such Taxes; (b) a party to or is the subject of any pending Order, Proceeding, audit, examination or investigation by any Regulatory Authority that is related to assessment or collection of Taxes paid or payable by MNB or any MNB Subsidiary for any year, nor does MNB have any Knowledge of any of the foregoing that are Threatened; or (c) subject to any agreement extending the period for assessment or collection of any Tax. None of the Tax liabilities of MNB or any MNB Subsidiary has ever been audited by any Regulatory Authority since January 1, 1993. The reserve for Taxes in the audited financial statements of MNB for the year ended December 31, 2000, is adequate to cover all of the Tax liabilities of MNB and each MNB Subsidiary that may become payable in future years in respect to any transactions consummated prior to December 31, 2000. Neither MNB nor any MNB Subsidiary has and, to the MNB's Knowledge, will not have any liability for Taxes of any nature for or in respect of the operation of its respective businesses or ownership of its respective assets from December 31, 2000, up to and including the Effective Time, except to the extent reflected on the audited MNB Financial Statements for the year ended December 31, 2000, or on the Subsequent MNB Financial Statements or otherwise reflected in the books and records of MNB and the MNB Subsidiaries for the period following its then most recent of the Subsequent MNB Financial Statements. MNB has delivered to LBI true, correct and complete copies of all income Tax Returns previously filed with respect to the last three fiscal years of MNB and the MNB Subsidiaries and any tax examination reports and statements of deficiencies assessed or agreed to for any of MNB or any MNB Subsidiary for any such time period.

         Section  4.14  Compliance  With ERISA.  Except as set forth in Schedule
                        ----------------------
4.14 of the MNB Book of Schedules, all employee benefit plans (as defined in Section 3(3) of ERISA) established or maintained by MNB or any MNB Subsidiary or to which MNB or any MNB

Subsidiary contributes, are in compliance in all material respects with all applicable requirements of ERISA, and are in compliance in all material respects with all applicable requirements (including qualification and non-discrimination requirements in effect as of the Effective Time) of the Code for obtaining the tax benefits the Code thereupon permits with respect to such employee benefit plans. For purposes of this Section, non-compliance with the Code and ERISA is material if such non-compliance would reasonably be expected to have a Material Adverse Effect on MNB. No such employee benefit plan has, or as of the Closing will have, any amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA) for which MNB or any MNB Subsidiary would be liable to any Person under Title IV of ERISA if any such employee benefit plan were terminated as of the Closing, which amounts would be material to MNB and the MNB Subsidiaries taken as a whole. Each employee benefit plan as defined in Section 4001(c)(3) of the Code satisfies the minimum funding standards of Section 412 of the Code (if applicable). There would be no obligations of MNB or any MNB Subsidiary under Title IV of ERISA relating to any employee benefit plan that is a multi-employer plan if any such plan were terminated or if MNB or any MNB Subsidiary withdrew from any such plan as of the Closing. No payments will be made as a result of the Merger that will be subject to nondeductibility under
Section 280G of the Code or subject to an excise tax under Section 4999 of the Code.

         Section  4.15  Compliance  With  Legal  Requirements.  MNB and each MNB
                        -------------------------------------
Subsidiary holds all licenses, certificates, permits, franchises and rights from all appropriate Regulatory Authorities necessary for the conduct of its respective business and where failure to do so would reasonably be expected to have a Material Adverse Effect on MNB. Except as set forth in Schedule 4.15 of the MNB Book of Schedules, MNB and each MNB Subsidiary is, and at all times since January 1, 1998, has been, in compliance with each Legal Requirement that is or was applicable to it or to the conduct or operation of its respective businesses or the ownership or use of any of its respective assets, except in each case where any non-compliance did not have, or would not reasonably be expected to have, a Material Adverse Effect on MNB on a consolidated basis. No event has occurred or circumstance exists that (with or without notice or lapse of time): (a) may constitute or result in a violation by MNB or any MNB Subsidiary of, or a failure on the part of MNB or any MNB Subsidiary to comply with, any Legal Requirement; or (b) may give rise to any obligation on the part of MNB or any MNB Subsidiary to undertake, or to bear all or any portion of the cost of, any remedial action of any nature in connection with a failure to comply with any Legal Requirement, except for any of the foregoing that would not reasonably be expected to have a Material Adverse Effect on MNB on a consolidated basis. Except as set forth in Schedule 4.15 of the MNB Book of Schedules, neither MNB nor any MNB Subsidiary has received, at any time since January 1, 1998, any notice or other communication (whether oral or written) from any Regulatory Authority or any other Person, nor does MNB have any Knowledge, regarding any actual, alleged, possible or potential: (x) violation of, or failure to comply with, any material Legal Requirement to which MNB or any MNB Subsidiary, or any of the assets owned or used by any of them, is or has been subject, or investigation with respect to any of the foregoing conducted by any Regulatory Authority; or (y) obligation on the part of MNB or any MNB Subsidiary to undertake, or to bear all or any portion of the cost of, any remedial action of any nature in connection with a failure to comply with any material Legal Requirement.

         Section 4.16 Legal Proceedings;  Orders.  Schedule 4.16 of the MNB Book
                      --------------------------
of Schedules is a true and correct list of all Proceedings and Orders pending, entered into or, to the Knowledge of MNB, Threatened against, affecting or involving MNB or any MNB Subsidiary or any of their respective assets or businesses, or the Contemplated Transactions, since January 1, 1998, that had, or would reasonably be expected to have, a Material Adverse Effect on MNB on a consolidated basis or that would impair MNB's ability to consummate any of the Contemplated Transactions, and there is no fact to MNB's Knowledge that would provide a basis for any other Proceeding or Order involving MNB or any MNB Subsidiary, or any of its respective officers or directors in their capacities as such, or its assets, business or goodwill that would reasonably be expected to have a Material Adverse Effect on MNB or that would impair MNB's ability to consummate any of the Contemplated Transactions. To the Knowledge of MNB, no officer, director, agent or employee of MNB or any MNB Subsidiary is subject to any Order that prohibits such officer, director, agent or employee from engaging in or continuing any conduct, activity or practice relating to the businesses of MNB or any MNB Subsidiary.

         Section 4.17 Absence of Certain Changes and Events. Except as set forth
                      -------------------------------------
in Schedule 4.17 of the MNB Book of Schedules, since December 31, 2000, MNB and each MNB Subsidiary has conducted its respective business only in the Ordinary Course of Business and with respect to each there has not been any:

                   (a) change in its authorized or issued capital stock; grant of any stock option or right to purchase shares of its capital stock; issuance of any security convertible into such capital stock or evidences of indebtedness (except in connection with customer deposits); grant of any registration rights; purchase, redemption, retirement or other acquisition by it of any shares of any such capital stock; or declaration or payment of any dividend or other distribution or payment in respect of shares of its capital stock (except for payment of dividends and distributions from any wholly-owned MNB Subsidiary to MNB and pursuant to Section 6.4);

                   (b)   amendment   to   its   certificate   or   articles   of
incorporation, articles of association or bylaws or any resolutions adopted by its board of directors or stockholders with respect to the same;

                   (c) payment or increase of any bonuses, salaries or other compensation to any of its stockholders, directors, officers or employees, except for normal increases in the Ordinary Course of Business or in accordance with any then existing MNB Employee Benefit Plan, or entry by it into any employment, consulting, non-competition, change in control, severance or similar Contract with any stockholder, director, officer or employee;

                   (d) adoption, amendment (except for any amendment necessary to comply with any Legal Requirement) or termination of, or increase in the payments to or benefits under, any MNB Employee Benefit Plan (as defined below);

                   (e) material damage to or destruction or loss of any of its assets or property, whether or not covered by insurance;

                   (f) entry into, termination or extension of, or receipt of notice of termination of, any joint venture or similar agreement pursuant to any Contract or any similar transaction;

                   (g) except for this Agreement, entry into any Contract or incurrence of any obligation or liability (fixed or contingent) other than in the Ordinary Course of Business;

                   (h) material change in any existing lease of real or personal property to which it is a party;

                   (i) sale (other than any sale in the Ordinary Course of Business), lease or other disposition of any of its assets or properties or mortgage, pledge or imposition of any lien or other encumbrance upon any of its material assets or properties, except for tax and other liens that arise by operation of law and with respect to which payment is not past due and except for pledges or liens: (i) required to be granted in connection with the acceptance by any MNB Subsidiary of government deposits; (ii) granted in connection with repurchase or reverse repurchase agreements; or (iii) otherwise incurred in the Ordinary Course of Business;

                   (j) incurrence by it of any obligation or liability (fixed or contingent) other than in the Ordinary Course of Business;

                   (k)  other  than  in  the   Ordinary   Course  of   Business,
cancellation or waiver by it of any debts, claims or rights with a value in excess of $15,000;

                   (l) any investment by it of a capital nature exceeding $50,000 or aggregate investments of a capital nature exceeding $100,000;

                   (m) except for the Contemplated Transactions, merger or consolidation with or into any other Person, or acquisition of any stock, equity interest or business of any other Person;

                   (n) transaction for the borrowing or loaning of monies, other than in the Ordinary Course of Business;

                   (o) suffered any change or changes having a Material Adverse Effect on it, or in the operation or conduct of its respective business;

                   (p) conducted its respective business in any manner other than substantially as it was being conducted prior to such time;

                   (q) purchased any investment security that is callable prior to its stated maturity, that has a stated maturity of thirty (30) months or more or has a purchase price of greater than $250,000;

                   (r) obtained any variable rate advances with maturities of greater than one (1) year from the Federal Home Loan Bank;

                   (s) agreement material change in its accounting methods used; or

                   (t) agreement, whether oral or written, by it to do any of the foregoing.

         Section 4.18  Properties,  Contracts,  Employee Benefit Plans and Other
                       ---------------------------------------------------------
Agreements. Except for loan agreements evidencing loans or loan commitments made
----------
by SNB in the Ordinary Course of Business, Schedule 4.18 of the MNB Book of Schedules lists or describes the following with respect to MNB and each MNB
Subsidiary:

                   (a) all real property owned by MNB and each MNB Subsidiary and the principal buildings and structures located thereon, together with a legal description of such real estate, and each lease of real property to which MNB and each MNB Subsidiary is a party, identifying the parties thereto, the annual rental payable, the expiration date thereof and a brief description of the property covered, and in each case of either owned or leased real property, the proper identification, if applicable, of each such property as a branch or main office or other office of MNB or any MNB Subsidiary;

                   (b) All loan and credit agreements, conditional sales contracts or other title retention agreements or security agreements relating to money borrowed by MNB or any MNB Subsidiary, exclusive of deposit agreements with customers of SNB entered into in the Ordinary Course of Business, agreements for the purchase of federal funds and repurchase agreements;

                   (c) each Applicable Contract that involves performance of services or delivery of goods or materials by MNB or any MNB Subsidiary of an amount or value in excess of $25,000;

                   (d) each Applicable Contract that was not entered into in the Ordinary Course of Business and that involves expenditures or receipts of MNB or any MNB Subsidiary in excess of $25,000;

                   (e) each Applicable Contract not referred to elsewhere in this Section which:

                           (i)      relates  to the  future  purchase  of  goods
or services in excess of the requirements of its respective business at current levels or for normal operating purposes;

                           (ii)     materially affect the business or  financial
condition of MNB or any MNB Subsidiary;

                   (f) each lease, rental, license, installment and conditional sale agreement and other Applicable Contract affecting the ownership of, leasing of, title to or use of any personal property having a value per item or requiring payments in excess of $25,000, or with terms of more than one year;

                   (g) each licensing agreement or other Applicable Contract with respect to patents, trademarks, copyrights, or other intellectual property (collectively, "Intellectual Property Assets"), including agreements with current or former employees, consultants or contractors regarding the appropriation or the non-disclosure of any of the Intellectual Property Assets of MNB or any MNB Subsidiary;

                   (h) each collective bargaining agreement and other Applicable Contract to or with any labor union or other employee representative of a group of employees;

                   (i) each joint venture, partnership and other Applicable Contract (however named) involving a sharing of profits, losses, costs or liabilities by MNB or any MNB Subsidiary with any other Person;

                   (j) each Applicable Contract containing covenants that in any way purport to restrict the business activity of MNB or any MNB Subsidiary or any Affiliate of any of the foregoing, or limit the ability of MNB or any MNB Subsidiary or any Affiliate of any of the foregoing to engage in any line of business or to compete with any Person;

                   (k) each Applicable Contract providing for payments to or by any Person based on sales, purchases or profits, other than direct payments for goods;

                   (l) the name and annual salary of each director and officer of MNB and each MNB Subsidiary, and the profit sharing, bonus or other form of compensation (other than salary) paid or payable by MNB, each MNB Subsidiary or a combination of any of them to or for the benefit of each such person in question for the years ended December 31, 1999 and 2000, and for the current fiscal year of MNB, and any employment agreement, consulting agreement, non-competition, severance or change in control agreement or other similar arrangement or plan with respect to each such person;

                   (m) each profit sharing, group insurance, hospitalization, stock option, pension, retirement, bonus, employment, severance, change in control, deferred compensation, stock bonus, stock purchase or other employee welfare or benefit agreements, plans or arrangements established, maintained, sponsored or undertaken by MNB or any MNB Subsidiary for the benefit of the officers, directors or employees of MNB or any MNB Subsidiary, including each trust or other agreement with any custodian or any trustee for funds held under any such agreement, plan or arrangement, and all other Contracts or arrangements under which pensions, deferred compensation or other retirement benefits are being paid or may become payable by MNB or any MNB Subsidiary for the benefit of the employees of MNB or any MNB Subsidiary (collectively, the "MNB Employee Benefit Plans"), and, in respect to any of them, the latest three (3) reports or forms, if any, filed with the Department of Labor and Pension Benefit Guaranty Corporation under the ERISA, the latest three (3) financial or actuarial reports and any currently effective Internal Revenue Service private rulings or determination letters obtained by or for the benefit of MNB or any MNB Subsidiary;

                   (n) each Applicable Contract entered into other than in the Ordinary Course of Business that contains or provides for an express undertaking by MNB or any MNB Subsidiary to be responsible for consequential damages;

                   (o) each Applicable Contract for capital expenditures in excess of $50,000, or all Applicable Contracts for all capital expenditures which in the aggregate require payments in excess of $100,000; and

                   (p) the name of each Person who is or would be entitled pursuant to any Contract or MNB Employee Benefit Plan to receive any payment from MNB or any MNB Subsidiary as a result of the consummation of the Contemplated Transactions (including any payment that is or would be due as a result of any actual or constructive termination of a Person's employment or position following such consummation) and the maximum amount of such payment;

                   (q) each amendment, supplement and modification (whether oral or written) in respect of any of the foregoing.

         Copies of each  document,  plan or  Contract  listed and  described  in
Schedule 4.18 of the MNB Book of Schedules are appended to such Schedule.

         Section 4.19 No Defaults.  Except as set forth in Schedule  4.19 of the
                      -----------
MNB Book of Schedules,  each Contract identified or required to be identified in
Schedule 4.18 of the MNB Book of Schedules is in full force and effect in all material respects and is valid and enforceable in accordance with its terms, except as may be limited by any bankruptcy, insolvency, moratorium or by the exercise of judicial discretion. MNB and each MNB Subsidiary is, and at all times since January 1, 1998, has been, in full compliance with all applicable terms and requirements of each Contract under which MNB or any MNB Subsidiary has or had any obligation or liability or by which MNB or any MNB Subsidiary or any of their respective assets owned or used by them is or was bound, except where any such failure to be in full compliance did not have or would reasonably be expected not to have a Material Adverse Effect on MNB on a consolidated basis. Each other Person that has or had any obligation or liability under any such Contract under which MNB or any MNB Subsidiary has or had any rights is, and at all times since January 1, 1998, has been, to the Knowledge of MNB, in compliance with applicable terms and requirements of such Contract in all material respects. No event has occurred or circumstance exists that (with or without notice or lapse of time) may contravene, conflict with or result in a violation or breach of, or give MNB, any MNB Subsidiary or other Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate or modify, any material Applicable Contract. Except in the Ordinary Course of Business with respect to loans made by SNB, neither MNB nor any MNB Subsidiary has given to or received from any other Person, at any time since January 1, 1998, any notice or other communication (whether oral or written) regarding any actual, alleged, possible or potential material violation or breach of, or default under, any Contract. Other than in the Ordinary Course of Business in connection with workouts and restructured loans, there are no renegotiations of, attempts to renegotiate or outstanding rights to renegotiate any material amounts paid or payable to MNB or any MNB Subsidiary under current or completed Contracts with any Person, and no such Person has made written demand for such renegotiation.

         Section  4.20  Insurance.  Schedule  4.20 of the MNB Book of  Schedules
                        ---------
lists the policies of insurance (including bankers blanket bond and insurance providing benefits for employees) owned or held by MNB or any MNB Subsidiary on the date hereof. Each policy is in full force and effect (except for any expiring policy that is replaced by coverage at least as extensive) until the Closing. All premiums due on such policies have been paid in full.

         Section 4.21 Compliance with Environmental Laws. Except as set forth in
                      ----------------------------------
Schedule 4.21 of the MNB Book of Schedules and except for any of the following that did not have or would not reasonably be expected to have a Material Adverse Effect on MNB and the MNB Subsidiaries on a consolidated basis, there are no actions, suits, investigations, liabilities, inquiries, Proceedings or Orders involving MNB or any MNB Subsidiary or any of their respective assets that are pending or, to the Knowledge of MNB, Threatened, nor to the Knowledge of MNB is there any factual basis for any of the foregoing, as a result of any asserted failure of MNB or any MNB Subsidiary, or any predecessor thereof, to comply with any federal, state, county and municipal law, including any statute, regulation, rule, ordinance, Order, restriction and requirement, relating to underground storage tanks, petroleum products, air pollutants, water pollutants or process waste water or otherwise relating to the environment or toxic or hazardous substances or to the manufacture, processing, distribution, use, recycling, generation, treatment, handling, storage, disposal or transport of any hazardous or toxic substances or petroleum products (including polychlorinated biphenyls, whether contained or uncontained, and asbestos-containing materials, whether friable or not), including, the Federal Solid Waste Disposal Act, the Hazardous and Solid Waste Amendments, the Federal Clean Air Act, the Federal Clean Water Act, the Occupational Health and Safety Act, the Federal Resource Conservation and Recovery Act, the Toxic Substances Control Act, the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 and the Superfund Amendments and Reauthorization Act of 1986, all as amended, and regulations of the Environmental Protection Agency, the Nuclear Regulatory Agency and any state department of natural resources or state environmental protection agency now or at any time hereafter in effect (collectively, the "Environmental Laws"). No environmental clearances or other governmental approvals are required for the conduct of the business of MNB or any MNB Subsidiary or the consummation of the Contemplated Transactions. To the Knowledge of MNB, neither MNB nor any MNB Subsidiary is the owner of any interest in real estate on which any substances have been used, stored, deposited, treated, recycled or disposed of, which substances if known to be present on, at or under such property, would require clean-up, removal or some other remedial action under any Environmental Law.

         Section 4.22 Regulatory Filings.  MNB and each MNB Subsidiary has filed
                      ------------------
in a timely manner all required filings with all proper Regulatory Authorities, including: (a) the Securities and Exchange Commission (the "SEC"); (b) the Federal Reserve; (c) the Federal Deposit Insurance Corporation (the "FDIC"); and
(d) the OCC. To the Knowledge of MNB, all filings with such federal and state regulatory agencies were accurate and complete in all material respects as of the dates of the filings, and no such filing has made any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading. Accurate and complete copies of each document filed by MNB with the SEC since January 1, 2001, are attached as Schedule 4.22 of the MNB Book of Schedules.

         Section 4.23 Agency and Custodial  Accounts.  Each MNB  Subsidiary  has
                      ------------------------------
properly administered all accounts for which it acts as fiduciary, agent, custodian or investment advisor, in accordance with the terms of the governing documents and applicable Legal Requirements and common law. No MNB Subsidiary or any of its respective directors, officers or employees has committed any breach of trust with respect to any such account, and the accountings for each such account are true and correct in all material respects and accurately reflect the assets of such account.

         Section 4.24  Disclosure.  No  representation  or warranty made in this
                       ----------
Agreement by MNB contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained herein under the circumstances under which they were made not misleading. Except as and to the extent reflected or reserved against in MNB's audited financial statements for the year ended December 31, 2000, or the Subsequent MNB Financial Statements (as such term is defined below), neither MNB nor any MNB Subsidiary has, and with respect to the Subsequent MNB Financial Statements will not have, any liabilities or obligations, of any nature, secured or unsecured, (whether accrued, absolute, contingent or otherwise) including, any Tax liabilities due or to become due, which would reasonably be expected to have a Material Adverse Effect on MNB.

         Section  4.25  Brokerage  Commissions.  Except as set forth in Schedule
                        ----------------------
4.25 of the MNB Book of Schedules, none of MNB or any MNB Subsidiary or any of their respective Representatives has incurred any obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement.

         Section 4.26      Delays.  To the  Knowledge of MNB, there is no reason
                           ------
why the granting of any of the regulatory approvals referred to in Section 8.2 would be denied, unduly delayed or otherwise unavailable.

                                    ARTICLE 5

                      REPRESENTATIONS AND WARRANTIES BY LBI

         LBI hereby represents and warrants to MNB that the following are true and correct as of the date hereof, and will be true and correct as of the Effective Time:

         Section 5.1 LBI Organization. LBI: (a) is a corporation duly organized,
                     ----------------
validly existing and in good standing under the laws of the State of Kansas and is also in good standing in each other jurisdiction in which the nature of the business conducted or the properties or assets owned or leased by it makes such qualification necessary; (b) is registered with the OTS as a unitary savings and loan holding company pursuant to the Home Owners' Loan Act, as amended (the "HOLA"); and (c) has full power and authority, corporate and otherwise, to operate as a bank holding company and to own, operate and lease its properties as presently owned, operated and leased, and to carry on its business as it is now being conducted. Copies of the articles of incorporation and bylaws of LBI and all amendments thereto set forth in Schedule 5.1 of the LBI Book of Schedules are complete and correct. LBI owns no voting stock or equity securities of any corporation, association, partnership or other entity, other than all of the voting stock of LFSB and as set forth on Schedule 5.1 of the LBI Book of Schedules.

         Section 5.2 LBI Subsidiary Organization. LFSB is a federal savings bank
                     ---------------------------
duly organized, validly existing and in good standing under the laws of the United States of America.

LFSB has full power and authority, corporate and otherwise, to own, operate and lease its properties as presently owned, operated and leased, and to carry on its business as it is now being conducted, and is duly qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted or the properties or assets owned or leased by it makes such qualification necessary. Copies of the charter and bylaws of LFSB and all amendments thereto set forth in Schedule 5.2 of the LBI Book of Schedules are complete and correct. LFSB owns no voting stock or equity securities of any corporation, association, partnership or other entity, other than as shown on
Schedule 5.2 of the LBI Book of Schedules.

         Section 5.3  Authorization.  LBI has the requisite  corporate power and
                      -------------
authority to enter into and perform its obligations under this Agreement and the execution, delivery and performance of this Agreement by LBI and the consummation by it of the transactions contemplated thereby, have been duly authorized by all necessary corporate action, subject to stockholder approval. This Agreement constitutes a legal, valid and binding obligation of LBI enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws and subject to general principles of equity.

         Section 5.4 No  Conflict.  Neither the  execution  nor delivery of this
                     ------------
Agreement nor the consummation or performance of any of the Contemplated Transactions will, directly or indirectly (with or without notice or lapse of time): (a) contravene, conflict with or result in a violation of any provision of the articles of incorporation, the charter, the bylaws or any resolution adopted by the board of directors or stockholders of, LBI or any LBI Subsidiary;
(b) contravene, conflict with or result in a violation of any Legal Requirement or any Order to which LBI or any LBI Subsidiary, or any of the assets that are owned or used by them, may be subject, other than any of the foregoing that would be satisfied by compliance with the provisions of the HOLA, the Securities Act, the Exchange Act and the Kansas Code; and (c) contravene, conflict with or result in a violation or breach of any provision of, or give any Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate or modify any material Applicable Contract to which LBI or any LBI Subsidiary is a party or by which any of their respective assets is bound; or (d) result in the creation of any lien, charge or encumbrance upon, or with respect to, any of the assets owned or used by LBI or any LBI Subsidiary. Except for the requisite approval of its stockholders, neither LBI nor any LBI Subsidiary is or will be required to give any notice to, or obtain any consent from, any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

         Section 5.5 LBI  Capitalization.  The  authorized  capital stock of LBI
                     -------------------
consists, and at March 31, 2001, consisted of: (a) 10,000,000 shares of common stock, $0.10 par value per share, of which 2,281,312 shares were issued, and of which 1,188,874 shares were held in the treasury of LBI as of that date; and (b) 5,000,000 shares of preferred stock, no par value per share, none of which shares were issued and outstanding. The maximum number of shares of LBI Common Stock (assuming for this purpose that share equivalents constitute LBI Common Stock) that would be outstanding immediately prior to the Effective Time (including treasury shares) if all options, warrants, conversion rights and other rights with respect thereto were exercised and the restrictions on any restricted stock were no longer applicable is 1,298,259 shares. All of the outstanding shares of capital stock of LBI have been duly and validly authorized and issued and are fully paid and nonassessable. To the Knowledge of LBI and except as disclosed in this Agreement or on the Schedules, none of the shares of authorized capital stock of LBI are, nor on the Closing Date will they be, subject to any claim of right except pursuant to this Agreement. Except as contemplated in this Agreement or as set forth in Schedule 5.5 of the LBI Book of Schedules, there are, as of the date of this Agreement, no outstanding subscriptions, contracts, conversion privileges, options, warrants, calls or other rights obligating LBI or any LBI Subsidiary to issue, sell or otherwise dispose of, or to purchase, redeem or otherwise acquire, any shares of capital stock of LBI or any LBI Subsidiary. There are no outstanding securities of LBI that are convertible into, or exchangeable for, any shares of LBI's capital stock, and except as provided in this Section or otherwise disclosed in this Agreement, LBI is not a party to any Contract relating to the issuance, sale or transfer of any equity securities or other securities of LBI. None of the shares of LBI Common Stock were issued in violation of any federal or state securities laws or any other Legal Requirement. LBI does not own or have any Contract to acquire any equity securities or other securities of any Person or any direct or indirect equity or ownership interest in any other business except for the capital stock of LFSB and as set forth in Schedule 5.5 of the LBI Book of Schedules. Except as disclosed in or permitted by this Agreement or as provided on Schedule 5.5 of the LBI Book of Schedules, no shares of LBI capital stock have been purchased, redeemed or otherwise acquired, directly or indirectly, by LBI or any LBI Subsidiary and no dividends or other distributions payable in any equity securities of LBI or any LBI Subsidiary have been declared, set aside, made or paid to the stockholders of LBI.

         Section 5.6 LBI Subsidiary Capitalization. The authorized capital stock
                     -----------------------------
of LFSB consists, and at the Effective Time will consist, exclusively of 130,975 shares of common stock, $25.00 par value per share, all of which shares are, and immediately prior to the Closing will be, duly authorized, validly issued and outstanding, fully paid and nonassessable (the "LFSB Bank Shares"). LBI is, and will be on the Closing Date, the record and beneficial owner of one hundred percent (100%) of LFSB Shares, free and clear of any lien or encumbrance whatsoever, except as set forth in Schedule 5.6 of the LBI Book of Schedules. The LFSB Bank Shares are, and will be on the Closing Date, freely transferable and are, and will be on the Closing Date, subject to no claim of right except pursuant to this Agreement and as set forth in Schedule 5.6 of the LBI Book of Schedules. There are no options, warrants, rights, calls or commitments of any character relating to any additional shares of the capital stock of LFSB. No capital stock or other security issued by LFSB has been issued in violation of, or without compliance with, any preemptive rights of stockholders. There are no outstanding securities of LFSB that are convertible into, or exchangeable for, any shares of LFSB's capital stock, and LFSB is not a party to any Contract relating to the issuance, sale or transfer of any equity securities or other securities of LFSB. The Bank does not own, or have any Contract to acquire, any equity securities or other securities of any Person or any direct or indirect equity or ownership interest in any other business, except as set forth in
Schedule 5.6 of the LBI Book of Schedules.

         Section 5.7  Financial  Statements  and  Reports.  True,   correct  and
                      -----------------------------------
complete  copies of the  following  financial  statements of LBI are included in
Schedule 5.7 of the LBI Book of Schedules:

                   (a) Consolidated Balance Sheets and the related Statements of Income, Statements of Changes in Stockholders' Equity and Statements of Cash Flows of LBI for the years ended September 30, 1998, 1999 and 2000;

                   (b) Consolidated Balance Sheet and the related Statement of Income of LBI for the six months ended March 31, 2001; and

                   (c) TFRs for LFSB at the close of business on December 31, 1998, 1999 and 2000.

         The financial statements described in this Section (the "LBI Financial Statements") are complete and correct in all material respects and fairly and accurately present the respective financial position, assets, liabilities and results of operations of LBI and the LBI Subsidiaries at the respective dates of, and for the periods referred to in, the LBI Financial Statements. The financial statements described in clause (a) above are audited statements and have been prepared in conformity with GAAP. The financial statements described in clauses (b) and (c) above have been prepared on a basis consistent with past accounting practices and as required by applicable rules or regulations and fairly present the consolidated financial condition and results of operations at the dates and for the periods presented, subject to year-end audit adjustments (which changes in the aggregate would not reasonably be expected to have a Material Adverse Effect on LBI on a consolidated basis). The LBI Financial Statements do not include any material assets or omit to state any material liabilities, absolute or contingent, or other facts, which inclusion or omission would render the LBI Financial Statements misleading in any material respect.

         Section  5.8 Books and  Records.  The books of account,  minute  books,
                      ------------------
stock record books and other records of LBI and each LBI Subsidiary are complete and correct in all material respects and have been maintained in accordance with sound business practices and all applicable Legal Requirements, including the maintenance of any adequate system of internal controls. The minute books of LBI and each LBI Subsidiary contain accurate and complete records in all material respects of all meetings held of, and corporate action taken by, its respective stockholders, board of directors and committees of the board of directors. At the Closing, all of those books and records will be in the possession of LBI and the LBI Subsidiaries.

         Section 5.9 Title to  Properties.  LBI and each LBI Subsidiary has good
                     --------------------
and marketable title to all assets and properties, whether real or personal, tangible or intangible, that it purports to own, subject to no valid liens, mortgages, security interests, encumbrances or charges of any kind except: (a) as noted in the most recent LBI Financial Statement or in Schedule 5.9 of the LBI Book of Schedules; (b) statutory liens for Taxes not yet delinquent or being contested in good faith by appropriate Proceedings and for which appropriate reserves have been established and reflected on the LBI Financial Statements;
(c) pledges or liens required to be granted in connection with the acceptance of government deposits, granted in connection with repurchase or reverse repurchase agreements or otherwise incurred in the Ordinary Course of Business; and (d) minor defects and irregularities in title and encumbrances that do not materially impair the use thereof for the purposes for which they are held. Except as set forth in Schedule 5.9 of the LBI Book of Schedules, LBI and each LBI Subsidiary as lessee has the right under valid and existing leases to occupy, use, possess and control any and all of the respective property leased by it.

Except where any failure would not reasonably be expected to have a Material Adverse Effect on LBI on a consolidated basis, all buildings and structures owned by LBI and each LBI Subsidiary lie wholly within the boundaries of the real property owned or validly leased by it, do not encroach upon the property of, or otherwise conflict with the property rights of, any other Person

         Section 5.10 Condition and  Sufficiency of Assets.  Except as set forth
                      ------------------------------------
in Schedule 5.10 of the LBI Book of Schedules, the buildings, structures and equipment of LBI and each LBI Subsidiary are in good operating condition and repair, and are adequate for the uses to which they are being put, and none of such buildings, structures or equipment is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in the aggregate in nature or in cost. Except where any failure would not reasonably be expected to have a Material Adverse Effect on LBI on a consolidated basis, the real property, buildings, structures and equipment owned or leased by LBI and each LBI Subsidiary are in compliance with the Americans with Disabilities Act of 1990, as amended, and the regulations promulgated thereunder, and all other building and development codes and other restrictions, including subdivision regulations, building and construction regulations, drainage codes, health, fire and safety laws and regulations, utility tariffs and regulations, conservation laws and zoning laws and ordinances. The assets and properties, whether real or personal, tangible or intangible, that LBI or any LBI Subsidiary purport to own are sufficient for the continued conduct of the business of LBI and such LBI Subsidiary after the Closing in substantially the same manner as conducted prior to the Closing.

         Section 5.11 Loan Loss Reserve. All loans and loan commitments extended
                      -----------------
by LFSB and any extensions, renewals or continuations of such loans and loan commitments (the "LBI Loans") were made in accordance with customary lending standards of the LFSB in the Ordinary Course of Business. The LBI Loans are evidenced by appropriate and sufficient documentation and constitute valid and binding obligations to LFSB enforceable in accordance with their terms, except as may be limited by any bankruptcy, insolvency, moratorium or other laws affecting creditors' rights generally by the exercise of judicial discretion. All such LBI Loans are, and at the Closing will be, free and clear of any encumbrance or other charge, except for permitted liens, and LFSB has materially complied, and at the Closing will have materially complied with, all Legal Requirements relating to the LBI Loans. The reserve for probable loan and lease losses of LFSB is, and will be on the Closing Date, adequate in all material respects to provide for probable or specific losses, net of recoveries relating to loans previously charged off. None of the LBI Loans is subject to any material offset or claim of offset, and the aggregate loan balances in excess of LBI's consolidated reserve for loan and lease losses are to LBI's Knowledge, based on past loan loss experience, collectible in accordance with their terms (except as limited above) and all uncollectible loans have been charged off.

         Section 5.12 Undisclosed  Liabilities;  Adverse Changes.  Except as set
                      ------------------------------------------
forth in Schedule 5.12 of the LBI Book of Schedules, neither LBI nor any LBI Subsidiary has any material liabilities or obligations of any nature (whether known or unknown and whether absolute, accrued, contingent or otherwise), except for liabilities or obligations reflected or reserved against in the LBI Financial Statements, liabilities and obligations arising under contracts and arrangements which are either set forth in Schedule 5.18 of the LBI Book of Schedules, or are of a type described in Section 5.18, but not included in
Schedule 5.18 of the LBI Book of

Schedules because the amounts involved do not meet the amounts specified for inclusion in Schedule 5.18 of the LBI Book of Schedules, current liabilities incurred in the Ordinary Course of Business since the respective dates thereof and other liabilities or obligations that in the aggregate would not reasonably be expected to have a Material Adverse Effect on LBI on a consolidated basis. Since the date of the latest LBI Financial Statement, there has not been any change in the business, operations, properties, prospects, assets or condition of LBI or any LBI Subsidiary, and no event has occurred or circumstance exists, that has had, or would reasonably be expected to have, a Material Adverse Effect on LBI on a consolidated basis.

         Section 5.13 Taxes.  LBI and each LBI Subsidiary has duly filed or will
                      -----
duly file all material Tax Returns required to be filed by it for all periods prior to the Closing, and each such Tax Return is or will be complete and accurate in all material respects. Except as set forth on Schedule 5.13 of the LBI Book of Schedules, neither LBI nor any LBI Subsidiary is: (a) delinquent in the payment of any Taxes shown on such Tax Returns or on any assessments received by it for such Taxes; (b) a party to or is the subject of any pending Order, Proceeding, audit, examination or investigation by any Regulatory Authority that is related to assessment or collection of Taxes paid or payable by LBI or any LBI Subsidiary for any year, nor does LBI have any Knowledge of any of the foregoing that are Threatened; or (c) subject to any agreement extending the period for assessment or collection of any Tax. None of the Tax liabilities of LBI or any LBI Subsidiary has ever been audited by any Regulatory Authority since January 1, 1994. The reserve for Taxes in the audited financial statements of LBI for the year ended September 30, 2000, is adequate to cover all of the Tax liabilities of LBI and each LBI Subsidiary that may become payable in future years in respect to any transactions consummated prior to September 30, 2000. Neither LBI nor any LBI Subsidiary has and, to the LBI's Knowledge, will not have any liability for Taxes of any nature for or in respect of the operation of its respective businesses or ownership of its respective assets from September 30, 2000, up to and including the Effective Time, except to the extent reflected on the audited LBI Financial Statements for the year ended September 30, 2000, or on the Subsequent LBI Financial Statements or otherwise reflected in the books and records of LBI and the LBI Subsidiaries for the period following its then most recent of the Subsequent LBI Financial Statements. LBI has delivered to MNB true, correct and complete copies of all income Tax Returns previously filed with respect to the last three fiscal years of LBI and the LBI Subsidiaries and any tax examination reports and statements of deficiencies assessed or agreed to for any of LBI or any LBI Subsidiary for any such time period.

         Section  5.14  Compliance  With ERISA.  Except as set forth in Schedule
                        ----------------------
5.14 of the LBI Book of  Schedules,  all employee  benefit  plans (as defined in
Section 3(3) of ERISA) established or maintained by LBI or any LBI Subsidiary or to which LBI or any LBI Subsidiary contributes, are in compliance in all material respects with all applicable requirements of ERISA, and are in compliance in all material respects with all applicable requirements (including qualification and non-discrimination requirements in effect as of the Effective
Time) of the Code for obtaining the tax benefits the Code thereupon permits with respect to such employee benefit plans. For purposes of this Section, non-compliance with the Code and ERISA is material if such non-compliance would reasonably be expected to have a Material Adverse Effect on LBI. No such employee benefit plan has, or as of the Closing will have, any amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA) for which LBI or any LBI Subsidiary would be liable to any Person under Title IV of ERISA if any such employee benefit plan were terminated as of the Closing, which amounts would be material to LBI and the LBI Subsidiaries taken as a whole. Each employee benefit plan as defined in Section 4001(c)(3) of the Code satisfies the minimum funding standards of Section 412 of the Code (if applicable). There would be no obligations of LBI or any LBI Subsidiary under Title IV of ERISA relating to any employee benefit plan that is a multi-employer plan if any such plan were terminated or if LBI or any LBI Subsidiary withdrew from any such plan as of the Closing. No payments will be made as a result of the Merger that will be subject to nondeductibility under Section 280G of the Code or subject to an excise tax under Section 4999 of the Code.

         Section  5.15  Compliance  With  Legal  Requirements.  LBI and each LBI
                  -------------------------------------------
Subsidiary holds all licenses, certificates, permits, franchises and rights from all appropriate Regulatory Authorities necessary for the conduct of its respective business and where failure to do so would reasonably be expected to have a Material Adverse Effect on LBI. Except as set forth in Schedule 5.15 of the LBI Book of Schedules, LBI and each LBI Subsidiary is, and at all times since January 1, 1998, has been, in compliance with each Legal Requirement that is or was applicable to it or to the conduct or operation of its respective businesses or the ownership or use of any of its respective assets, except in each case where any non-compliance did not have, or would not reasonably be expected to have, a Material Adverse Effect on LBI on a consolidated basis. No event has occurred or circumstance exists that (with or without notice or lapse of time): (a) may constitute or result in a violation by LBI or any LBI Subsidiary of, or a failure on the part of LBI or any LBI Subsidiary to comply with, any Legal Requirement; or (b) may give rise to any obligation on the part of LBI or any LBI Subsidiary to undertake, or to bear all or any portion of the cost of, any remedial action of any nature in connection with a failure to comply with any Legal Requirement, except for any of the foregoing that would not reasonably be expected to have a Material Adverse Effect on LBI on a consolidated basis. Except as set forth in Schedule 5.15 of the LBI Book of Schedules, neither LBI nor any LBI Subsidiary has received, at any time since January 1, 1998, any notice or other communication (whether oral or written) from any Regulatory Authority or any other Person, nor does LBI have any Knowledge, regarding any actual, alleged, possible or potential: (x) violation of, or failure to comply with, any material Legal Requirement to which LBI or any LBI Subsidiary, or any of the assets owned or used by any of them, is or has been subject, or investigation with respect to any of the foregoing conducted by any Regulatory Authority; or (y) obligation on the part of LBI or any LBI Subsidiary to undertake, or to bear all or any portion of the cost of, any remedial action of any nature in connection with a failure to comply with any material Legal Requirement.

         Section 5.16 Legal Proceedings;  Orders.  Schedule 5.16 of the LBI Book
                      --------------------------
of Schedules is a true and correct list of all Proceedings and Orders pending, entered into or, to the Knowledge of LBI, Threatened against, affecting or involving LBI or any LBI Subsidiary or any of their respective assets or businesses, or the Contemplated Transactions, since January 1, 1998, that had, or would reasonably be expected to have, a Material Adverse Effect on LBI on a consolidated basis or that would impair LBI's ability to consummate any of the Contemplated Transactions, and there is no fact to LBI's Knowledge that would provide a basis for any other Proceeding or Order involving LBI or any LBI Subsidiary, or any of its respective officers or directors in their capacities as such, or its assets, business or goodwill that would reasonably be expected to have a Material Adverse Effect on LBI or that would impair LBI's ability to consummate any of the Contemplated Transactions. To the Knowledge of LBI, no officer, director, agent or employee of LBI or any LBI Subsidiary is subject to any Order that prohibits such officer, director, agent or employee from engaging in or continuing any conduct, activity or practice relating to the businesses of LBI or any LBI Subsidiary.

         Section 5.17 Absence of Certain Changes and Events. Except as set forth
                      -------------------------------------
in Schedule 5.17 of the LBI Book of Schedules, since September 30, 2000, LBI and each LBI Subsidiary has conducted its respective business only in the Ordinary Course of Business and with respect to each there has not been any:

                   (a) change in its authorized or issued capital stock; grant of any stock option or right to purchase shares of its capital stock; issuance of any security convertible into such capital stock or evidences of indebtedness (except in connection with customer deposits); grant of any registration rights; purchase, redemption, retirement or other acquisition by it of any shares of any such capital stock; or declaration or payment of any dividend or other distribution or payment in respect of shares of its capital stock (except for payment of dividends and distributions from any wholly-owned LBI Subsidiary to LBI and pursuant to Section 7.4);

                   (b) amendment to its articles of incorporation, charter or bylaws or any resolutions adopted by its board of directors or stockholders with respect to the same;

                   (c) payment or increase of any bonuses, salaries or other compensation to any of its stockholders, directors, officers or employees, except for normal increases in the Ordinary Course of Business or in accordance with any then existing LBI Employee Benefit Plan, or entry by it into any employment, consulting, non-competition, change in control, severance or similar Contract with any stockholder, director, officer or employee;

                   (d) adoption, amendment (except for any amendment necessary to comply with any Legal Requirement) or termination of, or increase in the payments to or benefits under, any LBI Employee Benefit Plan (as defined below);

                   (e) material damage to or destruction or loss of any of its assets or property, whether or not covered by insurance;

                   (f) entry into, termination or extension of, or receipt of notice of termination of, any joint venture or similar agreement pursuant to any Contract or any similar transaction;

                   (g) except for this Agreement, entry into any Contract or incurrence of any obligation or liability (fixed or contingent) other than in the Ordinary Course of Business;

                   (h) material change in any existing lease of real or personal property to which it is a party;

                   (i) sale (other than any sale in the Ordinary Course of Business), lease or other disposition of any of its assets or properties or mortgage, pledge or imposition of any lien or other encumbrance upon any of its material assets or properties, except for tax and other liens that arise by operation of law and with respect to which payment is not past due and except for pledges or liens: (i) required to be granted in connection with the acceptance by LFSB of government deposits; (ii) granted in connection with repurchase or reverse repurchase agreements; or (iii) otherwise incurred in the Ordinary Course of Business;

                   (j) incurrence by it of any obligation or liability (fixed or contingent) other than in the Ordinary Course of Business;

                   (k)  other  than  in  the   Ordinary   Course  of   Business,
cancellation or waiver by it of any debts, claims or rights with a value in excess of $15,000;

                   (l) any investment by it of a capital nature exceeding $50,000 or aggregate investments of a capital nature exceeding $100,000;

                   (m) except for the Contemplated Transactions, merger or consolidation with or into any other Person, or acquisition of any stock, equity interest or business of any other Person;

                   (n) transaction for the borrowing or loaning of monies, other than in the Ordinary Course of Business;

                   (o) suffered any change or changes having a Material Adverse Effect on it, or in the operation or conduct of its respective business;

                   (p) conducted its respective business in any manner other than substantially as it was being conducted prior to such time;

                   (q) purchased any investment security that is callable prior to its stated maturity, that has a stated maturity of thirty (30) months or more or has a purchase price of greater than $250,000;

                   (r) obtained any variable rate advances with maturities of greater than one (1) year from the Federal Home Loan Bank;

                   (s) agreement material change in its accounting methods used; or

                   (t) agreement, whether oral or written, by it to do any of the foregoing.

         Section 5.18  Properties,  Contracts,  Employee Benefit Plans and Other
                       ---------------------------------------------------------
Agreements. Except for loan agreements evidencing loans or loan commitments made
----------
by LFSB in the Ordinary Course of Business, Schedule 5.18 of the LBI Book of Schedules lists or describes the following with respect to LBI and each LBI
Subsidiary:

                   (a) all real property owned by LBI and each LBI Subsidiary and the principal buildings and structures located thereon, together with a legal description of such real estate, and each lease of real property to which LBI and each LBI Subsidiary is a party, identifying the parties thereto, the annual rental payable, the expiration date thereof and a brief description of the property covered, and in each case of either owned or leased real property, the proper identification, if applicable, of each such property as a branch or main office or other office of LBI or any LBI Subsidiary;

                   (b) All loan and credit agreements, conditional sales contracts or other title retention agreements or security agreements relating to money borrowed by LBI or any LBI Subsidiary, exclusive of deposit agreements with customers of LFSB entered into in the Ordinary Course of Business, agreements for the purchase of federal funds and repurchase agreements;

                   (c) each Applicable Contract that involves performance of services or delivery of goods or materials by LBI or any LBI Subsidiary of an amount or value in excess of $25,000;

                   (d) each Applicable Contract that was not entered into in the Ordinary Course of Business and that involves expenditures or receipts of LBI or any LBI Subsidiary in excess of $25,000;

                   (e) each Applicable Contract not referred to elsewhere in this Section which:

                           (i) relates to the future purchase of goods or services in excess of the requirements of its respective business at current levels or for normal operating purposes;

                           (ii) materially affect the business or financial condition of LBI or any LBI Subsidiary;

                   (f) each lease, rental, license, installment and conditional sale agreement and other Applicable Contract affecting the ownership of, leasing of, title to or use of any personal property having a value per item or requiring payments in excess of $25,000, or with terms of more than one year;

                   (g) each licensing agreement or other Applicable Contract with respect to Intellectual Property Assets, including agreements with current or former employees, consultants or contractors regarding the appropriation or the non-disclosure of any of the Intellectual Property Assets of LBI or any LBI Subsidiary;

                   (h) each collective bargaining agreement and other Applicable Contract to or with any labor union or other employee representative of a group of employees;

                   (i) each joint venture, partnership and other Applicable Contract (however named) involving a sharing of profits, losses, costs or liabilities by LBI or any LBI Subsidiary with any other Person;

                   (j) each Applicable Contract containing covenants that in any way purport to restrict the business activity of LBI or any LBI Subsidiary or any Affiliate of any of the foregoing, or limit the ability of LBI or any LBI Subsidiary or any Affiliate of any of the foregoing to engage in any line of business or to compete with any Person;

                   (k) each Applicable Contract providing for payments to or by any Person based on sales, purchases or profits, other than direct payments for goods;

                   (l) the name and annual salary of each director and officer of LBI and each LBI Subsidiary, and the profit sharing, bonus or other form of compensation (other than salary) paid or payable by LBI, each LBI Subsidiary or a combination of any of them to or for the benefit of each such person in question for the years ended September 30, 1999 and 2000, and for the current fiscal year of LBI, and any employment agreement, consulting agreement, non-competition, severance or change in control agreement or other similar arrangement or plan with respect to each such person;

                   (m) each profit sharing, group insurance, hospitalization, stock option, pension, retirement, bonus, employment, severance, change in control, deferred compensation, stock bonus, stock purchase or other employee welfare or benefit agreements, plans or arrangements established, maintained, sponsored or undertaken by LBI or any LBI Subsidiary for the benefit of the officers, directors or employees of LBI or any LBI Subsidiary, including each trust or other agreement with any custodian or any trustee for funds held under any such agreement, plan or arrangement, and all other Contracts or arrangements under which pensions, deferred compensation or other retirement benefits are being paid or may become payable by LBI or any LBI Subsidiary for the benefit of the employees of LBI or any LBI Subsidiary (collectively, the "LBI Employee Benefit Plans"), and, in respect to any of them, the latest three (3) reports or forms, if any, filed with the Department of Labor and Pension Benefit Guaranty Corporation under the ERISA, the latest three (3) financial or actuarial reports and any currently effective Internal Revenue Service private rulings or determination letters obtained by or for the benefit of LBI or any LBI Subsidiary;

                   (n) each Applicable Contract entered into other than in the Ordinary Course of Business that contains or provides for an express undertaking by LBI or any LBI Subsidiary to be responsible for consequential damages;

                   (o) each Applicable Contract for capital expenditures in excess of $50,000, or all Applicable Contracts for all capital expenditures which in the aggregate require payments in excess of $100,000; and

                   (p) the name of each Person who is or would be entitled pursuant to any Contract or LBI Employee Benefit Plan to receive any payment from LBI or any LBI Subsidiary as a result of the consummation of the Contemplated Transactions (including any payment that is or would be due as a result of any actual or constructive termination of a Person's employment or position following such consummation) and the maximum amount of such payment;

                   (q) each amendment, supplement and modification (whether oral or written) in respect of any of the foregoing.

         Copies of each  document,  plan or  Contract  listed and  described  in
Schedule 5.18 of the LBI Book of Schedules are appended to such Schedule.

         Section 5.19 No Defaults.  Except as set forth in Schedule  5.19 of the
                      -----------
LBI Book of Schedules,  each Contract identified or required to be identified in
Schedule 5.18 of the LBI Book of Schedules is in full force and effect in all material respects and is valid and enforceable in accordance with its terms, except as may be limited by any bankruptcy, insolvency, moratorium or by the exercise of judicial discretion. LBI and each LBI Subsidiary is, and at all times since January 1, 1998, has been, in full compliance with all applicable terms and requirements of each Contract under which LBI or any LBI Subsidiary has or had any obligation or liability or by which LBI or any LBI Subsidiary or any of their respective assets owned or used by them is or was bound, except where any such failure to be in full compliance did not have or would reasonably be expected not to have a Material Adverse Effect on LBI on a consolidated basis. Each other Person that has or had any obligation or liability under any such Contract under which LBI or any LBI Subsidiary has or had any rights is, and at all times since January 1, 1998, has been, to the Knowledge of LBI, in compliance with applicable terms and requirements of such Contract in all material respects. No event has occurred or circumstance exists that (with or without notice or lapse of time) may contravene, conflict with or result in a violation or breach of, or give LBI, any LBI Subsidiary or other Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate or modify, any material Applicable Contract. Except in the Ordinary Course of Business with respect to loans made by LFSB, neither LBI nor any LBI Subsidiary has given to or received from any other Person, at any time since January 1, 1998, any notice or other communication (whether oral or written) regarding any actual, alleged, possible or potential material violation or breach of, or default under, any Contract. Other than in the Ordinary Course of Business in connection with workouts and restructured loans, there are no renegotiations of, attempts to renegotiate or outstanding rights to renegotiate any material amounts paid or payable to LBI or any LBI Subsidiary under current or completed Contracts with any Person, and no such Person has made written demand for such renegotiation.

         Section  5.20  Insurance.  Schedule  5.20 of the LBI Book of  Schedules
                        ---------
lists the policies of insurance (including bankers blanket bond and insurance providing benefits for employees) owned or held by LBI or any LBI Subsidiary on the date hereof. Each policy is in full force and effect (except for any expiring policy that is replaced by coverage at least as extensive) until the Closing. All premiums due on such policies have been paid in full.

         Section 5.21 Compliance with Environmental Laws. Except as set forth in
                      ----------------------------------
Schedule 5.21 of the LBI Book of Schedules and except for any of the following that did not have or would not reasonably be expected to have a Material Adverse Effect on LBI and the LBI Subsidiaries on a consolidated basis, there are no actions, suits, investigations, liabilities, inquiries, Proceedings or Orders involving LBI or any LBI Subsidiary or any of their respective assets that are pending or, to the Knowledge of LBI, Threatened, nor to the Knowledge of LBI is there any factual basis for any of the foregoing, as a result of any asserted failure of LBI or any LBI Subsidiary, or any predecessor thereof, to comply with any Environmental Laws. No environmental clearances or other governmental approvals are required for the conduct of the business of LBI or any LBI Subsidiary or the consummation of the Contemplated Transactions. To the Knowledge of LBI, neither LBI nor any LBI Subsidiary is the owner of any interest in real estate on which any substances have been used, stored, deposited, treated, recycled or disposed of, which substances if known to be present on, at or under such property, would require clean-up, removal or some other remedial action under any Environmental Law.

         Section 5.22 Regulatory Filings.  LBI and each LBI Subsidiary has filed
                      ------------------
in a timely manner all required filings with all proper Regulatory Authorities, including: (a) the SEC; (b) the OTS; and (c) the FDIC. To the Knowledge of LBI, all filings with such federal and state regulatory agencies were accurate and complete in all material respects as of the dates of the filings, and no such filing has made any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading. Accurate and complete copies of each document filed by LBI with the SEC since October 1, 2000, are attached as Schedule 5.22 of the LBI Book of Schedules.

         Section 5.23 Agency and Custodial  Accounts.  Each LBI  Subsidiary  has
                      ------------------------------
properly administered all accounts for which it acts as fiduciary, agent, custodian or investment advisor, in accordance with the terms of the governing documents and applicable Legal Requirements and common law. No LBI Subsidiary or any of its respective directors, officers or employees has committed any breach of trust with respect to any such account, and the accountings for each such account are true and correct in all material respects and accurately reflect the assets of such account.

         Section 5.24  Disclosure.  No  representation  or warranty made in this
                       ----------
Agreement by LBI contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained herein under the circumstances under which they were made not misleading. Except as and to the extent reflected or reserved against in LBI's audited financial statements for the year ended September 30, 2000, or the Subsequent LBI Financial Statements (as such term is defined below), neither LBI nor any LBI Subsidiary has, and with respect to the Subsequent LBI Financial Statements will not have, any liabilities or obligations, of any nature, secured or unsecured, (whether accrued, absolute, contingent or otherwise) including, any Tax liabilities due or to become due, which would reasonably be expected to have a Material Adverse Effect on LBI.

         Section  5.25  Brokerage  Commissions.  Except as set forth in Schedule
                        ----------------------
5.25 of the LBI Book of Schedules, none of LBI or any LBI Subsidiary or any of their respective Representatives has incurred any obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement.

         Section 5.26     Delays.  To the  Knowledge of LBI,  there is no reason
                          ------
why the granting of any of the regulatory approvals referred to in Section 8.2 would be denied, unduly delayed or otherwise unavailable.

                                    ARTICLE 6

                                COVENANTS OF MNB

         From and after the date hereof and until the Effective Time, MNB hereby covenants and agrees with LBI as follows:

         Section 6.1       Information, Access and Confidentiality.
                           ---------------------------------------

                  (a) Upon providing reasonable notice, LBI and its Representatives shall, at all times during normal business hours prior to the Closing Date, have full and continuing access to the facilities, operations, records and properties of MNB and each MNB Subsidiary. LBI and its Representatives may, prior to the Closing Date, make or cause to be made such reasonable investigation of the operations, records and properties of MNB and each MNB Subsidiary, including observation of any audit of, and examination of any audit work papers with respect to, MNB or any MNB Subsidiary, and of its and their financial and legal condition as LBI shall deem necessary or advisable to familiarize itself with such records, properties and other matters; provided, that such access or investigation shall not interfere unnecessarily with the normal operations of MNB or any of the MNB Subsidiary. Upon request, MNB and each MNB Subsidiary will furnish LBI or its Representatives its attorneys' responses to auditors' requests for information and such financial and operating data and other information reasonably requested by LBI developed by MNB or any MNB Subsidiary, its auditors, accountants or attorneys (provided with respect to attorneys, such disclosure shall be limited to information that would not result in the waiver by MNB or any MNB Subsidiary of any claim of attorney-client privilege), and will permit LBI or its Representatives to discuss such information directly with any individual or firm performing auditing or accounting functions for MNB or any MNB Subsidiary, and such auditors and accountants shall be directed to furnish copies of any reports or financial information as developed to LBI or its Representatives. No investigation by LBI shall affect the representations and warranties made by MNB. This Section shall not require the disclosure of any information the disclosure of which to LBI would be prohibited by law.

                  (b) Any confidential information or trade secrets received by MNB, its employees or agents in the course of the examination described in
Section 7.1 shall be treated confidentially, and any correspondence, memoranda, records, copies, documents and electronic or other media of any kind containing either such confidential information, or trade secrets or both shall be destroyed by MNB or, at LBI's request, returned to LBI in the event this Agreement is terminated as provided in Section 11.1. Such information shall not be used by MNB or its agents to the detriment of LBI or any LBI Subsidiary.

         Section  6.2 Carry on in Regular  Course.  MNB and each MNB  Subsidiary
                      ---------------------------
shall carry on its business diligently and substantially in the same manner as is presently being conducted and shall not make or institute any unusual or material change in its methods of doing business without the prior written consent of LBI, which consent shall not be unreasonably withheld or delayed. MNB shall, and shall also cause each MNB Subsidiary to, unless otherwise consented to in writing in advance by LBI:

                   (a) conduct its business only in the Ordinary Course of Business;

                   (b) use its Best Efforts to preserve intact its current business organization, keep available the services of its current officers, employees and agents, and maintain the relations and goodwill with its suppliers, customers, landlords, creditors, employees, agents and others having business relationships with it;

                   (c) confer and consult with LBI concerning operational matters of a material nature, any sales of investment securities or loans that were not originated with the intent to sell, and any changes or revisions to the asset-liability management of SNB;

                   (d) enter into loan transactions only in accordance with sound credit practices and only on terms and conditions which are not materially more favorable than those available to the borrower from competitive sources in transactions in the ordinary course of business and consistent with prudent banking practices and policies and regulations of applicable regulatory authorities, and in that connection, MNB will consult and discuss with LBI all new credits or new lending relationships, or extensions or renewals of any existing credit relationships, approved in excess of $1,000,000 to any Person or Persons and his, her or their Affiliates from the date hereof to the Effective Time;

                   (e) consistent with past practice, maintain a reserve for probable loan and lease losses that is adequate in all material respects to provide for probable losses, net of recoveries relating to loans previously charged off, on loans outstanding (including accrued interest receivable);

                   (f) maintain all of its assets necessary for the conduct of its business in good operating condition and repair, reasonable wear and tear and damage by fire or unavoidable casualty excepted, and maintain policies of insurance upon its assets and with respect to the conduct of its business in amounts and kinds comparable to that in effect on the date hereof and pay all premiums on such policies when due;

                   (g) file in a timely manner all required filings with all Regulatory Authorities and cause such filings to be true and correct in all material respects; and

                   (h) maintain its books, accounts and records in the usual, regular and ordinary manner, on a basis consistent with prior years and comply with all Legal Requirements.

         With respect to any written request by MNB for LBI's consent to any non-permitted action of MNB or any MNB Subsidiary described in this Section, MNB shall be entitled to conclusively presume LBI has consented to any such action unless MNB shall have received LBI's written objection to such action within three (3) Business Days of the date of LBI's receipt of such written request.

         Section 6.3 Negative  Covenants.  Except as otherwise  provided by this
                     -------------------
Agreement, between the date of this Agreement and the Closing Date, MNB will not, and will cause each MNB Subsidiary not to, without the prior written consent of LBI, which consent shall not be unreasonably withheld or delayed, take any affirmative action, or fail to take any reasonable action within its control, as a result of which any of the changes or events listed in Section
4.17 is likely to occur. With respect to any written request by MNB for LBI's consent to any non-permitted action of MNB or any MNB Subsidiary described in this Section, MNB shall be entitled to conclusively presume LBI has consented to any such action unless MNB shall have received LBI's written objection to such action within three (3) Business Days of the date of LBI's receipt of such written request.

         Section 6.4 Dividends. Notwithstanding anything contained herein to the
                     ---------
contrary, between the date of this Agreement and the Effective Time, MNB may continue to declare and pay to its stockholders, on dates consistent with its past practices, its normal quarterly cash dividend not to exceed $0.0625 per share of MNB Common Stock, and shall declare, pay or make no other dividend or other distribution or payment in respect of, or redemption of, shares of MNB Common Stock, provided, however, that MNB shall not declare the record date for any dividend, or pay or make any such dividend or other distribution or payment, in the quarter in which the Effective Time shall occur. It is the intent of this Section to provide that the holders of MNB Common Stock will receive either payment of dividends on their shares of MNB Common Stock as permitted under this Section or the payment of cash dividends as the holders of the MNB Exchange Shares for the calendar quarter during which the Effective Time shall occur, but will not receive and will not become entitled to receive for the same calendar quarter both the payment of a permitted dividend as stockholders of MNB and the payment of a cash dividend as the holders of the MNB Exchange Shares. If MNB does not declare and pay permitted dividends on its MNB Common Stock in a particular calendar quarter because of MNB's reasonable expectation that the Effective Time would occur in such quarter wherein the holders of MNB Common Stock would have become entitled to receive cash dividends for such calendar quarter on the MNB Exchange Shares, and the Effective Time does not in fact occur in said calendar quarter, then, as a result thereof, MNB shall be entitled to declare and pay a permitted dividend on said shares of MNB Common Stock for said calendar quarter as soon as reasonably practicable.

         Section 6.5 Subsequent MNB Financial  Statements.  As soon as available
                     ------------------------------------
after the date hereof, MNB will furnish LBI copies of: (a) each filing made subsequent to April 1, 2001, by MNB with the SEC; (b) the monthly unaudited balance sheets and profit and loss statements of MNB on a consolidated basis, and SNB on a stand-alone basis, prepared in each case for MNB's internal use,
(c) the Call Report of SNB for each quarterly period completed after the date of this Agreement and prior to the Effective Time; and (d) all other financial reports or statements submitted by MNB or any MNB Subsidiary to Regulatory Authorities after the date hereof, to the extent permitted by law (collectively, the "Subsequent MNB Financial Statements"). The Subsequent MNB Financial Statements shall be prepared on a basis consistent with past accounting practices and shall fairly present in all material respects the financial condition and results of operations for the dates and periods presented, subject in the case of unaudited financial statements to year-end audit adjustments
(which changes in the aggregate would not reasonably be expected to be materially adverse). The Subsequent MNB Financial Statements will not include any material assets or omit to state any material liabilities, absolute or contingent, or other facts, which inclusion or omission would render such financial statements misleading in any material respect.

         Section 6.6 Advice of Changes.  Between the date of this  Agreement and
                     -----------------
the Closing Date, MNB will promptly notify LBI in writing if MNB or any MNB Subsidiary becomes aware of any fact or condition that causes or constitutes a Breach of any of MNB's representations and warranties as of the date of this Agreement, or if MNB or any MNB Subsidiary becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a Breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. If any such fact or condition would require any change in the Schedules if such Schedules were dated the date of the occurrence or discovery of any such fact or condition, MNB will promptly deliver to LBI a supplement to the Schedules specifying such change, provided, however, that receipt of notice of such facts after the date of this Agreement shall have no effect on the truth and accuracy of the representations and warranties made in this Agreement and the delivery of any such updated Schedule shall not in itself be sufficient to cure any prior Breach. During the same period, MNB will promptly notify LBI of the occurrence of any Breach of any covenant of MNB in this Article or of the occurrence of any event that might reasonably be expected to make the satisfaction of the conditions in Article 10 impossible or unlikely. MNB shall also provide to LBI copies of each written communication sent to its stockholders between the date of this Agreement and the Closing Date.

         Section  6.7  Stockholders'  Meeting.  MNB shall cause a meeting of its
                       ----------------------
stockholders for the purpose of acting upon this Agreement to be held at the earliest practicable date after the Registration Statement (as defined below) has been declared effective by the SEC. MNB shall send to its stockholders at least thirty (30) days prior to such meeting, notice of such meeting together with the Proxy Statement-Prospectus (as defined below) which shall include a copy of this Agreement and a copy of Section 262 of the Delaware Code governing the rights of dissenting stockholders. Subject to its fiduciary duties, MNB and its board of directors shall recommend to stockholders the approval of this Agreement and shall solicit proxies voting only in favor thereof from the stockholders of MNB.

         Section 6.8  Information  Provided to LBI.  MNB agrees that none of the
                      ----------------------------
information concerning MNB or any MNB Subsidiary that is provided or to be provided by MNB to LBI for inclusion or that is included in the Registration Statement or Proxy Statement-Prospectus and any other documents to be filed with any Regulatory Authority in connection with the Contemplated Transactions will, at the respective times such documents are filed and, in the case of the Registration Statement, when it becomes effective and, with respect to the Proxy Statement-Prospectus, when mailed, be false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein not misleading or, in the case of the Proxy Statement-Prospectus, or any amendment thereof or supplement thereto, at the time of the meeting of MNB's stockholders referred to above, be false or misleading with respect to any material fact, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of any proxy for the meeting in connection with which the Proxy Statement-Prospectus shall be mailed. Notwithstanding the foregoing, MNB shall have no responsibility for the truth or accuracy of any information with respect to LBI or any LBI Subsidiary or any of their Affiliates contained in the Registration Statement or the Proxy Statement-Prospectus or in any document submitted to, or other communication with, any Regulatory Authority.

         Section 6.9 Environmental Matters. LBI may in its discretion,  prior to
                     ---------------------
the Closing, retain at its own expense an independent professional consultant to perform an environmental site assessment and render to LBI a report (an "Environmental Report") to determine if any real property in which MNB holds any interest contains or gives evidence that any violations of Environmental Laws have occurred on any such property. Neither LBI nor its independent professional consultant shall enter upon any such real property in which MNB or any MNB

Subsidiary holds only a mortgagee's interest without the prior permission of MNB and the Person in possession thereof. MNB shall not withhold such permission unreasonably, and shall use all reasonable efforts to obtain such permission for LBI from the Person in possession of any such mortgaged real property for which LBI desires its independent professional consultant to conduct a site assessment. LBI shall have no duty to act upon any information produced by such reviews or investigations with or for the benefit of MNB, any MNB Subsidiary or any other Person, but shall provide such information to MNB as soon as practicable after such information becomes available to LBI.

         Section 6.10 Exclusivity. Subject to its fiduciary duties and except as
                      -----------
otherwise set forth herein, none of MNB, any MNB Subsidiary or any of their respective directors, officers, employees, professional and financial advisors, representatives, agents and Affiliates shall, directly or indirectly, make, encourage, facilitate, solicit, initiate or assist any inquiries, proposals, offers or expressions of interest from, or provide any nonpublic information or access to MNB's or any MNB Subsidiary's premises to, or participate in any discussions or negotiations with, any Person (other than LBI and Newco and their directors, officers, employees, professional and financial advisors, representatives, agents and Affiliates) concerning or relating to: (a) any merger, sale of assets not in the Ordinary Course of Business, acquisition, business combination, change of control or other similar transaction involving MNB or any MNB Subsidiary, or (b) any purchase or other acquisition by any Person of five percent (5%) or more of the capital stock of MNB or of any capital stock of any MNB Subsidiary, or (c) any issuance by any MNB Subsidiary of any shares of its capital stock (collectively, a "Competing MNB Proposal"). MNB will promptly advise LBI of, and communicate to LBI the terms and conditions of, and the identity of the Person making, any Competing MNB Proposal, and will promptly furnish LBI with copies of any non-privileged documents provided to and received from such Person, and summaries of any other communications with respect to such Competing MNB Proposal. Upon the date of this Agreement, MNB will terminate all discussions and negotiations that it has heretofore engaged in or conducted with any other Person with respect to any of the above, and will advise its directors, officers, employees, professional and financial advisors, representatives, agents and Affiliates to also terminate the same. Notwithstanding the foregoing, MNB may engage in discussions or negotiations with, furnish nonpublic information concerning MNB and any MNB Subsidiary and their respective properties, assets and business, and grant access to the facilities of MNB and any MNB Subsidiary, to any Person that hereafter makes a Competing MNB Proposal that was not directly or indirectly, after the date hereof, made, encouraged, facilitated, solicited, initiated or assisted by MNB, any MNB Subsidiary or any of their respective directors, officers, employees, professional or financial advisors, representatives, agents or Affiliates (an "Unsolicited MNB Proposal"), but only to the extent that: (i) the board of directors of MNB receives a written opinion from its independent financial advisor that such proposal may be superior to the Contemplated Transactions from a financial point of view to MNB's stockholders; (ii) MNB's outside legal counsel advises MNB that the maker of the Unsolicited MNB Proposal may legally acquire MNB and SNB; (iii) MNB's board of directors, after consultation with its outside legal counsel, determines in good faith that such action is necessary for MNB's board of directors to comply with its fiduciary duties to its stockholders under all applicable Legal Requirements; and (iv) prior to furnishing such information to, or entering into discussions or negotiations with, such Person, MNB provides reasonable notice to LBI to the effect that it is furnishing information to, or entering into discussions or negotiations with, such Person.

         Section  6.11  Best  Efforts;  Cooperation.  Subject  to the  terms and
                        ---------------------------
conditions of this Agreement, MNB agrees to exercise good faith and use its Best Efforts to satisfy the various covenants and conditions to Closing in this
Article 6 and Article  10,  respectively,  and to  consummate  the  Contemplated
Transactions as promptly as possible. MNB will not intentionally take or intentionally permit to be taken any action that would be a Breach of the terms or provisions of this Agreement. Between the date of this Agreement and the Closing Date, MNB will, and will cause each MNB Subsidiary and all of the Affiliates and Representatives of MNB and each MNB Subsidiary to, cooperate with LBI with respect to all filings that LBI is required by Legal Requirements to make in connection with the Contemplated Transactions. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement or to vest Newco with full title to all properties, assets, rights, approvals, immunities and franchises of MNB, the proper officers and directors of MNB shall take all such necessary action to vest Newco with such rights.

         Section 6.12 Amendment of MNB Rights Agreement.  Prior to the Effective
                      ---------------------------------
Time, MNB shall take all actions that may be necessary to amend the Rights Agreement dated as of March 20, 2001, between MNB and SNB, to provide that LBI is not an "Acquiring Person" as defined by the Rights Agreement.

         Section 6.13  Accrual of Costs.  On or prior to the Closing  Date,  MNB
                       ----------------
shall fully pay or accrue as may be required by GAAP: (a) the cost of any benefits or contributions supplied or made or to be supplied or made through the Effective Time under any of the MNB Employee Benefit Plans; (b) the costs of any corrective action to bring any such plans into compliance with applicable law;
(c) the aggregate cost of complying with any representation, warranty or covenant of MNB set forth in this Agreement; and (d) all MNB Transactional Expenses.

                                    ARTICLE 7

                                COVENANTS OF LBI

         From and after the date hereof and until the Effective Time, LBI hereby covenants and agrees with MNB as follows:

         Section 7.1  Information, Access and Confidentiality.
                      ---------------------------------------

                  (a) Upon providing reasonable notice, MNB and its Representatives shall, at all times during normal business hours prior to the Closing Date, have full and continuing access to the facilities, operations, records and properties of LBI and each LBI Subsidiary. MNB and its Representatives may, prior to the Closing Date, make or cause to be made such reasonable investigation of the operations, records and properties of LBI and each LBI Subsidiary, including observation of any audit of, and examination of any audit work papers with respect to, LBI or any LBI Subsidiary, and of its and their financial and legal condition as MNB shall deem necessary or advisable to familiarize itself with such records, properties and other matters; provided, that such access or investigation shall not interfere unnecessarily with the normal operations of LBI or any of the LBI Subsidiary. Upon request, LBI and each LBI Subsidiary will furnish MNB or its Representatives its attorneys' responses to auditors' requests for information and such financial and operating data and other information reasonably requested by MNB developed by LBI or any LBI Subsidiary, its auditors, accountants or attorneys (provided with respect to attorneys, such disclosure shall be limited to information that would not result in the waiver by LBI or any LBI Subsidiary of any claim of attorney-client privilege), and will permit MNB or its Representatives to discuss such information directly with any individual or firm performing auditing or accounting functions for LBI or any LBI Subsidiary, and such auditors and accountants shall be directed to furnish copies of any reports or financial information as developed to MNB or its Representatives. No investigation by MNB shall affect the representations and warranties made by LBI. This Section shall not require the disclosure of any information the disclosure of which to MNB would be prohibited by law.

                   (b) Any confidential information or trade secrets received by LBI, its employees or agents in the course of the examination described in
Section 6.1 shall be treated confidentially, and any correspondence, memoranda, records, copies, documents and electronic or other media of any kind containing either such confidential information, or trade secrets or both shall be destroyed by LBI or, at MNB's request, returned to MNB in the event this Agreement is terminated as provided in Section 11.1. Such information shall not be used by LBI or its agents to the detriment of MNB or any MNB Subsidiary.

         Section  7.2 Carry on in Regular  Course.  LBI and each LBI  Subsidiary
                      ---------------------------
shall carry on its business diligently and substantially in the same manner as is presently being conducted and shall not make or institute any unusual or material change in its methods of doing business without the prior written consent of MNB, which consent shall not be unreasonably withheld or delayed. LBI shall, and shall also cause each LBI Subsidiary to, unless otherwise consented to in writing in advance by MNB:

                   (a) conduct its business only in the Ordinary Course of Business;

                   (b) use its Best Efforts to preserve intact its current business organization, keep available the services of its current officers, employees and agents, and maintain the relations and goodwill with its suppliers, customers, landlords, creditors, employees, agents and others having business relationships with it;

                   (c) confer and consult with MNB concerning operational matters of a material nature, any sales of investment securities or loans that were not originated with the intent to sell, and any changes or revisions to the asset-liability management of LFSB;

                   (d) enter into loan transactions only in accordance with sound credit practices and only on terms and conditions which are not materially more favorable than those available to the borrower from competitive sources in transactions in the ordinary course of business and consistent with prudent banking practices and policies and regulations of applicable regulatory authorities, and in that connection, LBI will consult and discuss with MNB all new credits or new lending relationships, or extensions or renewals of any existing credit relationships, approved in excess of $1,000,000 to any Person or Persons and his, her or their Affiliates from the date hereof to the Effective Time;

                   (e) consistent with past practice, maintain a reserve for probable loan and lease losses that is adequate in all material respects to provide for probable losses, net of recoveries relating to loans previously charged off, on loans outstanding (including accrued interest receivable);

                   (f) maintain all of its assets necessary for the conduct of its business in good operating condition and repair, reasonable wear and tear and damage by fire or unavoidable casualty excepted, and maintain policies of insurance upon its assets and with respect to the conduct of its business in amounts and kinds comparable to that in effect on the date hereof and pay all premiums on such policies when due;

                   (g) file in a timely manner all required filings with all Regulatory Authorities and cause such filings to be true and correct in all material respects; and

                   (h) maintain its books, accounts and records in the usual, regular and ordinary manner, on a basis consistent with prior years and comply with all Legal Requirements.

         With respect to any written request by LBI for MNB's consent to any non-permitted action of LBI or any LBI Subsidiary described in this Section, LBI shall be entitled to conclusively presume MNB has consented to any such action unless LBI shall have received MNB's written objection to such action within three (3) Business Days of the date of MNB's receipt of such written request.

         Section 7.3 Negative  Covenants.  Except as otherwise  provided by this
                     -------------------
Agreement, between the date of this Agreement and the Closing Date, LBI will not, and will cause each LBI Subsidiary not to, without the prior written consent of MNB, which consent shall not be unreasonably withheld or delayed, take any affirmative action, or fail to take any reasonable action within its control, as a result of which any of the changes or events listed in Section
5.17 is likely to occur. With respect to any written request by LBI for MNB's consent to any non-permitted action of LBI or any LBI Subsidiary described in this Section, LBI shall be entitled to conclusively presume MNB has consented to any such action unless LBI shall have received MNB's written objection to such action within three (3) Business Days of the date of MNB's receipt of such written request.

         Section 7.4 Dividends. Notwithstanding anything contained herein to the
                     ---------
contrary, between the date of this Agreement and the Effective Time, LBI may continue to declare and pay to its stockholders, on dates consistent with its past practices, its normal quarterly cash dividend not to exceed $0.15 per share of LBI Common Stock, and shall declare, pay or make no other dividend or other distribution or payment in respect of, or redemption of, shares of LBI Common Stock, provided, however, that LBI shall not declare the record date for any dividend, or pay or make any such dividend or other distribution or payment, in the quarter in which the Effective Time shall occur. It is the intent of this Section to provide that the holders of LBI Common Stock will receive either payment of dividends on their shares of LBI Common Stock as permitted under this Section or the payment of cash dividends as the holders of the LBI Exchange Shares for the calendar quarter during which the Effective Time shall occur, but will not receive and will not become entitled to receive for the same calendar quarter both the payment of a permitted dividend as stockholders of LBI and the payment of a cash dividend as the holders of the LBI Exchange Shares. If LBI does not declare and pay permitted dividends on its LBI Common Stock in a particular calendar quarter because of LBI's reasonable expectation that the Effective Time would occur in such quarter wherein the holders of LBI Common Stock would have become entitled to receive cash dividends for such calendar quarter on the LBI Exchange Shares, and the Effective Time does not in fact occur in said calendar quarter, then, as a result thereof, LBI shall be entitled to declare and pay a permitted dividend on said shares of LBI Common Stock for said calendar quarter as soon as reasonably practicable.

         Section 7.5 Subsequent LBI Financial  Statements.  As soon as available
                     ------------------------------------
after the date hereof, LBI will furnish MNB copies of: (a) each filing made subsequent to April 1, 2001, by LBI with the SEC; (b) the monthly unaudited balance sheets and profit and loss statements of LBI on a consolidated basis, and LFSB on a stand-alone basis, prepared in each case for LBI's internal use,
(c) the TFR of LFSB for each quarterly period completed after the date of this Agreement and prior to the Effective Time; and (d) all other financial reports or statements submitted by LBI or any LBI Subsidiary to Regulatory Authorities after the date hereof, to the extent permitted by law (collectively, the "Subsequent LBI Financial Statements"). The Subsequent LBI Financial Statements shall be prepared on a basis consistent with past accounting practices and shall fairly present in all material respects the financial condition and results of operations for the dates and periods presented, subject in the case of unaudited financial statements to year-end audit adjustments (which changes in the aggregate would not reasonably be expected to be materially adverse). The Subsequent LBI Financial Statements will not include any material assets or omit to state any material liabilities, absolute or contingent, or other facts, which inclusion or omission would render such financial statements misleading in any material respect.

         Section 7.6 Advice of Changes.  Between the date of this  Agreement and
                     -----------------
the Closing Date, LBI will promptly notify MNB in writing if LBI or any LBI Subsidiary becomes aware of any fact or condition that causes or constitutes a Breach of any of LBI's representations and warranties as of the date of this Agreement, or if LBI or any LBI Subsidiary becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a Breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. If any such fact or condition would require any change in the Schedules if such Schedules were dated the date of the occurrence or discovery of any such fact or condition, LBI will promptly deliver to MNB a supplement to the Schedules specifying such change, provided, however, that receipt of notice of such facts after the date of this Agreement shall have no effect on the truth and accuracy of the representations and warranties made in this Agreement and the delivery of any such updated Schedule shall not in itself be sufficient to cure any prior Breach. During the same period, LBI will promptly notify MNB of the occurrence of any Breach of any covenant of LBI in this Article or of the occurrence of any event that might reasonably be expected to make the satisfaction of the conditions in Article 9 impossible or unlikely. LBI shall also provide to MNB copies of each written communication sent to its stockholders between the date of this Agreement and the Closing Date.

         Section  7.7  Stockholders'  Meeting.  LBI shall cause a meeting of its
                       ----------------------
stockholders for the purpose of acting upon this Agreement to be held at the earliest practicable date after the Registration Statement (as defined below) has been declared effective by the SEC. LBI shall send to its stockholders at least thirty (30) days prior to such meeting, notice of such meeting together with the Proxy Statement-Prospectus (as defined below). Subject to its fiduciary duties, LBI and its board of directors shall recommend to stockholders the approval of this Agreement and shall solicit proxies voting only in favor thereof from the stockholders of LBI.

         Section 7.8  Information  Provided to MNB.  LBI agrees that none of the
                      ----------------------------
information concerning LBI or any LBI Subsidiary that is provided or to be provided by LBI to MNB for inclusion or that is included in the Registration Statement or Proxy Statement-Prospectus and any other documents to be filed with any Regulatory Authority in connection with the Contemplated Transactions will, at the respective times such documents are filed and, in the case of the Registration Statement, when it becomes effective and, with respect to the Proxy Statement-Prospectus, when mailed, be false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein not misleading or, in the case of the Proxy Statement-Prospectus, or any amendment thereof or supplement thereto, at the time of the meeting of LBI's stockholders referred to above, be false or misleading with respect to any material fact, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of any proxy for the meeting in connection with which the Proxy Statement-Prospectus shall be mailed. Notwithstanding the foregoing, LBI shall have no responsibility for the truth or accuracy of any information with respect to MNB or any MNB Subsidiary or any of their Affiliates contained in the Registration Statement or the Proxy Statement-Prospectus or in any document submitted to, or other communication with, any Regulatory Authority.

         Section 7.9 Environmental Matters. MNB may in its discretion,  prior to
                     ---------------------
the Closing, retain at its own expense an independent professional consultant to perform an environmental site assessment and render to MNB an Environmental
Report to determine if any real property in which LBI holds any interest contains or gives evidence that any violations of Environmental Laws have occurred on any such property. Neither MNB nor its independent professional consultant shall enter upon any such real property in which LBI or any LBI Subsidiary holds only a mortgagee's interest without the prior permission of LBI and the Person in possession thereof. LBI shall not withhold such permission unreasonably, and shall use all reasonable efforts to obtain such permission for MNB from the Person in possession of any such mortgaged real property for which MNB desires its independent professional consultant to conduct a site assessment. MNB shall have no duty to act upon any information produced by such reviews or investigations with or for the benefit of LBI, any LBI Subsidiary or any other Person, but shall provide such information to LBI as soon as practicable after such information becomes available to MNB.

         Section 7.10 Exclusivity. Subject to its fiduciary duties and except as
                      -----------
otherwise set forth herein, none of LBI, any LBI Subsidiary or any of their respective directors, officers, employees, professional and financial advisors, representatives, agents and Affiliates shall, directly or indirectly, make, encourage, facilitate, solicit, initiate or assist any inquiries, proposals, offers or expressions of interest from, or provide any nonpublic information or access to LBI's or any LBI Subsidiary's premises to, or participate in any discussions or negotiations with, any Person

(other than MNB and Newco and their directors, officers, employees, professional and financial advisors, representatives, agents and Affiliates) concerning or relating to: (a) any merger, sale of assets not in the Ordinary Course of Business, acquisition, business combination, change of control or other similar transaction involving LBI or any LBI Subsidiary, or (b) any purchase or other acquisition by any Person of five percent (5%) or more of the capital stock of LBI or of any capital stock of any LBI Subsidiary, or (c) any issuance by any LBI Subsidiary of any shares of its capital stock (collectively, a "Competing LBI Proposal"). LBI will promptly advise MNB of, and communicate to MNB the terms and conditions of, and the identity of the Person making, any Competing LBI Proposal, and will promptly furnish MNB with copies of any non-privileged documents provided to and received from such Person, and summaries of any other communications with respect to such Competing LBI Proposal. Upon the date of this Agreement, LBI will terminate all discussions and negotiations that it has heretofore engaged in or conducted with any other Person with respect to any of the above, and will advise its directors, officers, employees, professional and financial advisors, representatives, agents and Affiliates to also terminate the same. Notwithstanding the foregoing, LBI may engage in discussions or negotiations with, furnish nonpublic information concerning LBI and any LBI Subsidiary and their respective properties, assets and business, and grant access to the facilities of LBI and any LBI Subsidiary, to any Person that hereafter makes a Competing LBI Proposal that was not directly or indirectly, after the date hereof, made, encouraged, facilitated, solicited, initiated or assisted by LBI, any LBI Subsidiary or any of their respective directors, officers, employees, professional or financial advisors, representatives, agents or Affiliates (an "Unsolicited LBI Proposal"), but only to the extent that: (i) the board of directors of LBI receives a written opinion from its independent financial advisor that such proposal may be superior to the Contemplated Transactions from a financial point of view to LBI's stockholders; (ii) LBI's outside legal counsel advises LBI that the maker of the Unsolicited LBI Proposal may legally acquire LBI and LFSB; (iii) LBI's board of directors, after consultation with its outside legal counsel, determines in good faith that such action is necessary for LBI's board of directors to comply with its fiduciary duties to its stockholders under all applicable Legal Requirements; and (iv) prior to furnishing such information to, or entering into discussions or negotiations with, such Person, LBI provides reasonable notice to MNB to the effect that it is furnishing information to, or entering into discussions or negotiations with, such Person.

         Section  7.11  Best  Efforts;  Cooperation.  Subject  to the  terms and
                        ---------------------------
conditions of this Agreement, LBI agrees to exercise good faith and use its Best Efforts to satisfy the various covenants and conditions to Closing in this
Article 7 and  Article  9,  respectively,  and to  consummate  the  Contemplated
Transactions as promptly as possible. LBI will not intentionally take or intentionally permit to be taken any action that would be a Breach of the terms or provisions of this Agreement. Between the date of this Agreement and the Closing Date, LBI will, and will cause each LBI Subsidiary and all of the Affiliates and Representatives of LBI and each LBI Subsidiary to, cooperate with MNB with respect to all filings that MNB is required by Legal Requirements to make in connection with the Contemplated Transactions. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement or to vest Newco with full title to all properties, assets, rights, approvals, immunities and franchises of LBI, the proper officers and directors of LBI shall take all such necessary action to vest Newco with such rights.

         Section 7.12 Data Processing Agreement.  LBI agrees to consult with MNB
                      -------------------------
prior to the entry by it or any LBI subsidiary into any new, or any extension of any existing, data processing agreement. LBI agrees to coordinate with MNB the negotiation of any new or extension of any existing data processing agreement with the purpose of achieving the best possible economic and business result in light of the Bank Merger.

         Section 7.13 Accrual of Costs.  On or prior to the Closing  Date,   LBI
                      ----------------
shall fully pay or accrue as may be required by GAAP: (a) the cost of any benefits or contributions supplied or made or to be supplied or made through the Effective Time under any of the LBI Employee Benefit Plans; (b) the costs of any corrective action to bring any such plans into compliance with applicable law;
(c) the aggregate cost of complying with any representation, warranty or covenant of LBI set forth in this Agreement; and (d) all LBI Transactional Expenses.

                                    ARTICLE 8

                            COVENANTS OF ALL PARTIES

         Section 8.1 Necessary  Approvals.  LBI and MNB agree that MNB's counsel
                     --------------------
will have primary responsibility for preparation of the Registration Statement and MNB will have primary responsibility for the preparation of the necessary applications for regulatory approval of the Contemplated Transactions. Each of LBI and MNB and their respective Subsidiaries and Newco agree fully and promptly to cooperate with each other and their respective counsels and accountants in connection with any steps to be taken as part of their obligations under this Agreement.

         Section 8.2 Regulatory Approvals. By no later than forty-five (45) days
                     --------------------
after the date of this Agreement, Newco shall make all appropriate filings with Regulatory Authorities for approval of the Contemplated Transactions, including the preparation of an application or any amendment thereto or any other required statements or documents filed or to be filed by any party with: (a) the Federal Reserve pursuant to the BHCA; (b) the OTS pursuant to the HOLA; (c) the OCC pursuant to the National Bank Act; and (d) any other Person or Regulatory Authority pursuant to any applicable Legal Requirement, for authority to consummate the Contemplated Transactions. LBI and MNB shall pursue in good faith the regulatory approvals necessary to consummate the Contemplated Transactions. In advance of any filing made under this Section, LBI and MNB and their respective counsel shall be provided with the opportunity to comment thereon, and LBI, MNB and Newco each agree promptly to advise each other and each other's counsel of any material communication received by it or its counsel from any Regulatory Authorities with respect to such filings.

         Section  8.3 SEC  Registration.  By no later than sixty (60) days after
                      -----------------
the date of this Agreement, Newco shall file with the SEC a Registration Statement on an appropriate form under the Securities Act covering the shares of Newco Common Stock to be issued pursuant to this Agreement and shall use all reasonable efforts to cause the same to become effective and thereafter, until the Effective Time or lawful termination of this Agreement, to keep the same effective and, if necessary, amend and supplement the same (the Registration Statement, and any amendments and supplements thereto, is referred to as the "Registration Statement"). The

Registration Statement shall include a Proxy Statement-Prospectus prepared by Newco that is reasonably acceptable to MNB and LBI (the "Proxy Statement-Prospectus"), for use in connection with the meetings of the stockholders of MNB and LBI referred to in Section 6.7 and Section 7.7, respectively, of this Agreement, all in accordance with the rules and regulations of the SEC. Newco shall, as soon as practicable after the execution of this Agreement, make all filings required to obtain all permits, authorizations, consents or approvals required under any applicable Legal Requirements (including all state securities laws) for the issuance of the shares of Newco Common Stock to stockholders of LBI and MNB. In advance of any filing made under this Section, LBI and MNB and their respective counsel shall be provided with the opportunity to comment thereon, and LBI, MNB and Newco each agree promptly to advise each other and each other's counsel of any material communication received by it or its counsel from the SEC or any other Regulatory Authorities with respect to such filings.

         Section 8.4 Customer and Employee Relationships. Each of LBI and MNB agrees that its respective representatives may jointly:

                  (a) participate in meetings or discussions with officers and employees of MNB and LBI and their Subsidiaries in connection with employment opportunities with Newco after the Effective Time; and

                  (b) contact Persons having dealings with MNB or LBI or any of its respective Subsidiaries for the purpose of informing such Persons of the services to be offered by Newco after the Effective Time.

         Section 8.5 Newco Expenses.  Except as otherwise  provided herein,  all
                     --------------
costs and expenses incurred by a party to this Agreement shall be borne by such party, including the fees of their respective accountants and attorneys. All organizational expenses of Newco and other reasonable expenses incurred by Newco in the performance of its duties under this Agreement shall be shared equally between MNB and LBI.

         Section 8.6 Publicity. Prior to the Effective Time, the parties to this
                     ---------
Agreement will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the Contemplated Transactions and shall not issue any such press release or make any such public statement without the prior consent of the other parties, except as may be required by law.

         Section 8.7 Employee  Benefit Plan Payments;  Newco Employee  Benefits.
                     ----------------------------------------------------------
LBI and MNB agree to take or cause to be taken the actions described in Schedule
8.7 with respect to the payment of amounts due under the LBI Employee Benefits Plans and MNB Employee Benefits Plans, and to the organization of Newco. LBI and MNB further agree to cooperate to determine prior to the Closing the types of benefits to be offered after the Effective Time by Newco to former employees of MNB and LBI who become employees of Newco.

         Section 8.8 Director and Officer Liability Coverage.  LBI and MNB agree
                     ---------------------------------------
to cooperate to attempt to obtain after the Effective Time directors' and officers' liability insurance coverage for the officers and directors of Newco, to the extent the same is economically practicable. Any such coverage shall be on substantially the same terms and conditions and provide the same coverage against personal liability for actions taken after the Effective Time as the most protective coverage which is currently provided to officers and directors of either MNB or LBI. Such coverage may be provided through an insurance policy or through an agreement by Newco to indemnify such officers and directors. LBI and MNB also agree to cooperate to attempt to obtain as of the Effective Time and to maintain in effect for a period of not less than three (3) years after the Effective Time directors' and officers' liability insurance coverage for the officers and directors of each of LBI and MNB with respect to actions taken by them prior to the Effective Time to the extent that such coverage is available and mutually determined by the parties to be economically practicable ("Tail Coverage"). Notwithstanding any such Tail Coverage, the parties further agree that after the Effective Time Newco will indemnify for a period of six (6) years the current and past officers and directors of LBI and MNB for all actions taken by them prior to the Effective Time in their respective capacities as officers and directors of LBI and MNB to the same extent as the indemnification provided by LBI or MNB to its respective officers and directors as of the time immediately prior to the Effective Time. The directors and officers of LBI and MNB shall be third party beneficiaries to this Section and this Section shall survive the Effective Time.

         Section 8.9  Actions by Newco.  Prior to the date  hereof,  LBI and MNB
                      ----------------
have incorporated Newco under the Delaware Code, and Newco has issued one half of Newco's capital stock to each of MNB and LBI. MNB and LBI agree that from and after the date hereof they shall each cause Newco to take all other corporate and other actions that are necessary for Newco to comply with its respective obligations under this Agreement and to effectuate the Contemplated Transactions.

         Section 8.10 Employment  Agreements.  Unless otherwise provided in this
                      ----------------------
Agreement, Newco shall honor the terms of all employment, change in control and severance agreements in effect as of the date of this Agreement and to which any of LBI, MNB or any of their respective Subsidiaries is a party. LBI and MNB shall cause Newco to enter into employment agreements in the form of Exhibit G with the individuals listed on such Exhibit to become effective at the Effective Time.

         Section 8.11  Trademarks.  Prior to the Closing Date, LBI and MNB shall
                       ----------
cause Newco to purchase any Intellectual Property Assets (including logos) and associated goodwill owned by LBI, MNB or any of their respective Subsidiaries.

                                    ARTICLE 9

                 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF MNB

            MNB's obligation to consummate the Contemplated Transactions and to take the other actions required to be taken by MNB at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by MNB, in whole or in part):

         Section 9.1  Accuracy of  Representations  and  Warranties.  All of the
                      ---------------------------------------------
representations and warranties of LBI set forth in this Agreement shall be true and correct in all material respects with the same force and effect as if all of such representations and warranties were made at the Closing Date, provided, however, that to the extent such representations and warranties expressly relate to an earlier date, such representations shall be true and correct in all material respects on and as of such earlier date, and provided further, that to the extent that such representations and warranties are made in this Agreement subject to a standard of materiality or Knowledge, such representations and warranties shall be true and correct in all respects.

         Section 9.2 LBI's Performance.  LBI shall have performed or complied in
                     -----------------
all material respects with all of the covenants and obligations to be performed or complied with by it under the terms of this Agreement on or prior to the Closing Date, provided, however, that to the extent performance and compliance with such covenants and obligations are subject in this Agreement to a standard of materiality, LBI shall have performed and complied in all respects with such covenants and obligations.

         Section 9.3 Proceedings and Documents  Satisfactory.  All  proceedings,
                     ---------------------------------------
corporate or other, to be taken by LBI in connection with the Contemplated Transactions, and all documents incident thereto, shall be reasonably satisfactory in form and substance to counsel for MNB.

         Section 9.4 Statutory Requirements. This Agreement shall have been duly
                     ----------------------
and validly authorized by the stockholders of LBI. Such stockholder approval shall have been obtained in conformity with all applicable laws at a meeting of stockholders for which proxies are solicited in compliance with applicable laws and requirements.

         Section 9.5 No Proceedings. Neither LBI nor any LBI Subsidiary shall be
                     --------------
made a party to, or to the Knowledge of LBI, Threatened by any Proceedings which, in the reasonable opinion of MNB, have or are likely to have a Material Adverse Effect on LBI, and no Proceeding shall have been instituted, made or threatened by any Person relating to the Merger or the validity or propriety of the Contemplated Transactions that MNB reasonably believes will result in material damages or an Order enjoining the Merger or a determination that LBI failed to comply with legal requirements of a material nature in connection with any of the Contemplated Transactions.

         Section 9.6 Absence of Certain Changes or Events.  From the date hereof
                     ------------------------------------
to the Effective Time, there shall be and have been no Material Adverse Effect on LBI, or any event or occurrence reasonably likely to result in a Material
Adverse Effect on LBI, excluding costs associated with the Contemplated Transactions and any payments that become due and payable under any LBI Employee Benefits Plans as a result of the occurrence of the Contemplated Transactions.

         Section 9.7 Regulatory Approvals.  All of the approvals from Regulatory
                     --------------------
Authorities referred to in Section 8.2, or otherwise reasonably necessary in the opinion of MNB to consummate the Contemplated Transactions, shall have been obtained and shall be reasonably satisfactory to MNB.

         Section 9.8 Registration  Statement.  The Registration  Statement shall
                     -----------------------
have become effective and no stop order suspending such effectiveness shall have been issued or threatened by the SEC that suspends the effectiveness of the Registration Statement and no Proceeding shall have been commenced or be pending or Threatened for such purpose.

         Section 9.9  Fairness  Opinion.  As of the date of this  Agreement  and
                      -----------------
prior to distribution of the Proxy Statement-Prospectus to the stockholders of MNB, MNB shall have received an opinion from McConnell, Budd & Downes, Inc. to the effect that the consideration to be received by MNB's stockholders in connection with the Merger, from a financial point of view, is fair to MNB's stockholders, and the same shall not have been withdrawn prior to the Closing.

         Section  9.10  Environmental  Reports.  MNB  shall  have  been  granted
                        ----------------------
acceptable access to any real property in which LBI or any LBI Subsidiary has an interest and for which MNB desired its independent professional consultant to prepare an Environmental Report, and the results of any Environmental Report rendered to MNB with respect to such real property shall have not disclosed any violation of Environmental Laws which would reasonably be expected to have a Material Adverse Effect on LBI.

         Section  9.11 Tax Opinion.  MNB shall have  received an opinion of KPMG
                       -----------
LLP, in form and substance reasonably satisfactory to it, dated as of the date of the Registration Statement and updated through the Closing Date, substantially to the effect that the Merger will constitute a tax free reorganization under Section 368 of the Code.

         Section 9.12 Other  Consents and  Approvals.  Any consents or approvals
                      ------------------------------
other than those described in Section 9.7 that are required to be secured by LBI to consummate the Contemplated Transactions shall have been obtained and shall be reasonably satisfactory to MNB.

                                   ARTICLE 10

                 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF LBI

            LBI's obligation to consummate the Contemplated Transactions and to take the other actions required to be taken by LBI at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by LBI, in whole or in part):

         Section 10.1 Accuracy of  Representations  and  Warranties.  All of the
                      ---------------------------------------------
representations and warranties of MNB set forth in this Agreement shall be true and correct in all material respects with the same force and effect as if all of such representations and warranties were made at the Closing Date, provided, however, that to the extent such representations and warranties expressly relate to an earlier date, such representations shall be true and correct in all material respects on and as of such earlier date, and provided further, that to the extent that such representations and warranties are made in this Agreement subject to a standard of materiality or Knowledge, such representations and warranties shall be true and correct in all respects.

         Section 10.2 MNB's Performance. MNB shall have performed or complied in
                      -----------------
all material respects with all of the covenants and obligations to be performed or complied with by it under the terms of this Agreement on or prior to the Closing Date, provided, however, that to the extent performance and compliance with such covenants and obligations are subject in this Agreement to a standard of materiality, MNB shall have performed and complied in all respects with such covenants and obligations.

         Section 10.3 Proceedings and Documents  Satisfactory.  All proceedings,
                      ---------------------------------------
corporate or other, to be taken by MNB in connection with the Contemplated Transactions, and all documents incident thereto, shall be reasonably satisfactory in form and substance to counsel for LBI.

         Section 10.4 Statutory  Requirements.  This  Agreement  shall have been
                      -----------------------
duly and validly authorized by the stockholders of MNB. Such stockholder approval shall have been obtained in conformity with all applicable laws at a meeting of stockholders for which proxies are solicited in compliance with applicable laws and requirements.

         Section 10.5 No Proceedings.  Neither MNB nor any MNB Subsidiary  shall
                      --------------
be made a party to, or to the Knowledge of MNB, Threatened by any Proceedings which, in the reasonable opinion of LBI, have or are likely to have a Material Adverse Effect on MNB, and no Proceeding shall have been instituted, made or threatened by any Person relating to the Merger or the validity or propriety of the Contemplated Transactions that LBI reasonably believes will result in material damages or an Order enjoining the Merger or a determination that MNB failed to comply with legal requirements of a material nature in connection with any of the Contemplated Transactions.

         Section 10.6 Absence of Certain Changes or Events. From the date hereof
                      ------------------------------------
to the Effective Time, there shall be and have been no Material Adverse Effect on MNB, or any event or occurrence reasonably likely to result in a Material
Adverse Effect on MNB, excluding costs associated with the Contemplated Transactions and any payments that become due and payable under any MNB Employee Benefits Plans as a result of the occurrence of the Contemplated Transactions.

         Section 10.7 Regulatory Approvals. All of the approvals from Regulatory
                      --------------------
Authorities referred to in Section 8.2, or otherwise reasonably necessary in the opinion of LBI to consummate the Contemplated Transactions, shall have been obtained and shall be reasonably satisfactory to LBI.

         Section 10.8 Registration  Statement.  The Registration Statement shall
                      -----------------------
have become effective and no stop order suspending such effectiveness shall have been issued or threatened by the SEC that suspends the effectiveness of the Registration Statement and no Proceeding shall have been commenced or be pending or Threatened for such purpose.

         Section 10.9 Accrual of Costs. On or prior to the Closing Date, the sum
                      ----------------
of: (a) the cost of any benefits or contributions supplied or made or to be supplied or made through the Effective Time under any of the MNB Employee Benefit Plans; (b) the costs of any corrective action to bring any such plans into compliance with applicable law; (c) the aggregate cost of complying with any representation, warranty or covenant of MNB set forth in this Agreement;

and (d) all MNB Transactional Expenses shall be fully paid or accrued for in accordance with GAAP.

         Section 10.10  Fairness  Opinion.  As of the date of this Agreement and
                        -----------------
prior to distribution of the Proxy Statement-Prospectus to the stockholders of LBI, LBI shall have received an opinion from Keefe Bruyette & Woods, Inc. to the effect that the consideration to be received by LBI's stockholders in connection with the Merger, from a financial point of view, is fair to LBI's stockholders, and the same shall not have been withdrawn prior to the Closing.

         Section  10.11  Environmental  Reports.  LBI shall  have  been  granted
                         ----------------------
acceptable access to any real property in which MNB or any MNB Subsidiary has an interest and for which LBI desired its independent professional consultant to prepare an Environmental Report, and the results of any Environmental Report rendered to LBI with respect to such real property shall have not disclosed any violation of Environmental Laws which would reasonably be expected to have a Material Adverse Effect on MNB.

         Section  10.12 Tax Opinion.  LBI shall have received an opinion of KPMG
                        -----------
LLP, in form and substance reasonably satisfactory to it, dated as of the date of the Registration Statement and updated through the Closing Date, substantially to the effect that the Merger will constitute a tax free reorganization under Section 368 of the Code.

         Section 10.13 Other Consents and  Approvals.  Any consents or approvals
                       -----------------------------
other than those described in Section 10.7 that are required to be secured by MNB to consummate the Contemplated Transactions shall have been obtained and shall be reasonably satisfactory to LBI.

                                   ARTICLE 11

                           TERMINATION AND ABANDONMENT

         Section 11.1 Termination of Agreement. This Agreement may be terminated
                      ------------------------
only as set forth below:

                   (a) by mutual consent of the Boards of Directors of MNB and LBI, each evidenced by appropriate written resolutions;

                   (b) by MNB if: (i) any of the conditions in Article 9 has not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of MNB to comply with its obligations under this Agreement); (ii) the failure to satisfy such condition would reasonably be expected to have a Material Adverse Effect upon Newco or its stockholders if the Closing were to occur; and (iii) MNB has not waived such condition on or before the Closing Date, provided, however, that the condition set forth in clause (ii) of this paragraph need not be satisfied to terminate this Agreement if the failure to satisfy any condition was the result of any intentional or grossly negligent: (A) action, (B) failure to act or (C) misrepresentation, of or by LBI;

                   (c) by LBI if: (i) any of the conditions in Article 10 has not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of LBI to comply with its obligations under this Agreement); (ii) the failure to satisfy such condition would reasonably be expected to have a Material Adverse Effect upon Newco or its stockholders if the Closing were to occur; and (iii) LBI has not waived such condition on or before the Closing Date, provided, however, that the condition set forth in clause (ii) of this paragraph need not be satisfied to terminate this Agreement if the failure to satisfy any condition was the result of any intentional or grossly negligent: (A) action, (B) failure to act or (C) misrepresentation, of or by MNB;

                   (d) by MNB by giving written notice of such termination to LBI if: (i) there has been (A) a material breach of any covenant herein (except for breaches of Section 7.7 or Section 7.10, which are separately addressed in
Section 11.1(g)) on the part of LBI which has not been cured or adequate assurance of cure given, in either case within thirty (30) Business Days following notice of such breach from MNB, unless such breach or failure is a result of the failure by MNB to perform and comply in all material respects with any of its material obligations under this Agreement that are to be performed or complied with by it prior to or on the date required hereunder; or (B) a breach of a representation or warranty of LBI herein that (individually or, together with other such breaches, in the aggregate) could reasonably be expected to have a Material Adverse Effect on Newco following the consummation of the Merger, and that, in the reasonable opinion of MNB's board of directors, by its nature cannot be cured on or prior to the Termination Date; or (ii) there shall have occurred or been proposed after the date of this Agreement, any change in any Legal Requirement, or after the date of this Agreement there shall have been any Order by any Regulatory Authority that could reasonably be expected to prevent or delay consummation of the Merger beyond the Termination Date;

                   (e) by LBI by giving written notice of such termination to MNB if: (i) there has been (A) a material breach of any covenant herein (except for breaches of Section 6.7 or Section 6.10 which are separately addressed in
Section 11.1(h)) on the part of MNB which has not been cured or adequate assurance of cure given, in either case within thirty (30) Business Days following notice of such breach from LBI, unless such breach or failure is a result of the failure by LBI to perform and comply in all material respects with any of its material obligations under this Agreement which are to be performed or complied with by it prior to or on the date required hereunder; or (B) a breach of a representation or warranty of MNB herein that (individually or, together with other such breaches, in the aggregate) could reasonably be expected to have a Material Adverse Effect on Newco, following the consummation of the Merger, and that, in the reasonable opinion of LBI's board of directors, by its nature cannot be cured on or prior to the Termination Date; or (ii) there shall have occurred or been proposed after the date of this Agreement, any change in any Legal Requirement, or after the date of this Agreement there shall have been any Order by any Regulatory Authority that could reasonably be expected to prevent or delay consummation of the Merger beyond the Termination Date;

                   (f) by MNB or LBI, by giving written notice of such termination to the other party or parties, if: (i) the Federal Reserve, the OTS the OCC or any Regulatory Authority the approval of which is required for consummation of the Contemplated Transactions has denied approval of any of the Contemplated Transactions and such denial has become final and nonappealable;
(ii) any application, filing or notice for a regulatory approval has been withdrawn at the request or recommendation of the applicable Regulatory Authority and a petition for rehearing shall not have been granted or an amended application shall not have been accepted for filing by the applicable Regulatory Authority within the sixty (60) day period following such withdrawal; or (iii) the Effective Time shall not have occurred at or before 11:59 p.m. on the Termination Date, provided, however (and without limiting the applicability, if any, of the provisions of Section 11.2 below, with respect to the occurrence of any event described in clauses (i) or (ii) above), that the right to terminate this Agreement under this Section 11.1(f) shall not be available to any party to this Agreement whose failure to fulfill any of its obligations (excluding warranties and representations) under this Agreement has been the cause of or resulted in the occurrence of the event described in clause
(iii) above;

                   (g) by MNB, by giving written notice of such termination to LBI, and subject to the special termination fee set forth in Section 11.5(a) if:
(i) LBI breaches its obligations under Section 7.10; (ii) LBI breaches any of its obligations under Section 7.7 to call a stockholders' meeting to vote on, and to recommend to its stockholders to vote to approve, this Agreement and the Contemplated Transactions, including the Merger; or (iii) LBI's stockholders fail to approve this Agreement and the Merger;

                   (h) by LBI, by giving written notice of such termination to MNB, and subject to the special termination fee set forth in Section 11.5(b) if:
(i) MNB breaches its obligations under Section 6.10; (ii) MNB breaches any of its obligations under Section 6.7 to call a stockholders' meeting to vote on, and to recommend to its stockholders to vote to approve, this Agreement and the Contemplated Transactions, including the Merger; or (iii) MNB's stockholders fail to approve this Agreement and the Merger;

                   (i) by MNB, by giving written notice of such termination to LBI, and subject to the special termination fee set forth in Section 11.5(a), if MNB receives an Unsolicited MNB Proposal that is determined in good faith by the MNB Board of Directors, after consultation with MNB's financial advisor, is on terms that are more favorable to the stockholders of MNB than the Merger and has a reasonable prospect of being consummated in accordance with its terms (a "Superior MNB Proposal"); provided, however, that MNB shall not be permitted to terminate this Agreement pursuant to this Section 11.1(i) unless MNB shall have given LBI five (5) Business Days' prior written notice thereof (or, if there are less than five (5) Business Days remaining prior to the Closing, written notice prior to the Closing) of its intent to so terminate this Agreement pursuant to this Section 11.1(i), together with a summary of the terms of, and the identity of the Person making, such Superior MNB Proposal;

                   (j) by LBI, by giving written notice of such termination to MNB, and subject to the special termination fee set forth in Section 11.5(b), if LBI receives an Unsolicited LBI Proposal that is determined in good faith by the LBI Board of Directors, after consultation with LBI's financial advisor, is on terms that are more favorable to the stockholders of LBI than the Merger and has a reasonable prospect of being consummated in accordance with its terms (a "Superior LBI Proposal"), provided, however, that LBI shall not be permitted to terminate this Agreement pursuant to this Section 11.1(j) unless LBI shall have given MNB five (5) Business Days' prior written notice thereof (or, if there are less than five (5) Business Days remaining prior to the Closing, written notice prior to the Closing) of its intent to so terminate this Agreement pursuant to this Section 11.1(j), together with a summary of the terms of, and the identity of the Person making, such Superior LBI Proposal;

                   (k) by MNB, by giving written notice of such termination to LBI, and subject to the special termination fee set forth in Section 11.5(b), if the fairness opinion provided for in Section 9.9 shall have been withdrawn prior to the Closing; or

                   (l) by LBI, by giving written notice of such termination to MNB, and subject to the special termination fee set forth in Section 11.5(a), if the fairness opinion provided for in Section 10.9 shall have been withdrawn prior to the Closing.

         Section 11.2 Effect of Termination or Abandonment.  In the event of the
                      ------------------------------------
termination  of this  Agreement and the  abandonment  of the Merger  pursuant to
Section 11.1, this Agreement shall become null and void, MNB shall bear all MNB Transactional Expenses, LBI shall bear all LBI Transactional Expenses, and there shall be no liability of one party to the other or any restrictions on the future activities on the part of any party to this Agreement, or its respective directors, officers or stockholders, except for the obligations of MNB and LBI concerning confidentiality referred to in Section 6.1 and Section 7.1, respectively,  and except as  provided  under  Section  11.3,  Section  11.4 and
Section 11.5.

         Section 11.3 Payments to LBI. Subject to the further provisions of this
                      ---------------
Section, if: (a) LBI terminates this Agreement pursuant to Section 11.1(h)(iii); or (b) MNB terminates this Agreement pursuant to Section 11.1(k), then in any such case, MNB shall pay to LBI, upon its written demand, the LBI Transactional Expenses in an amount not to exceed $350,000. Also subject to the further provisions of this Section, if LBI terminates this Agreement pursuant to Section 11.1(e)(i)(A), Section 11.1(h)(i) or Section 11.1(h)(ii), then in any such case, MNB shall pay to LBI, upon its written demand, the LBI Transactional Expenses in an amount not to exceed $350,000, and an additional sum equal to $500,000 (the "MNB Base Termination Fee"). The payment of the sums described in this Section shall be made by wire transfer of immediately available funds to such account as LBI shall designate, such sums shall constitute liquidated damages and the receipt thereof shall be the sole and exclusive remedy of LBI and the LBI Subsidiaries against MNB, the MNB Subsidiaries and their respective officers, directors, employees and stockholders for any claims arising from or relating in any way to this Agreement or the transactions contemplated herein; provided, however, that nothing herein shall preclude or bar LBI from asserting or enforcing any such claim against any Person other than MNB, the MNB Subsidiaries and their respective officers, directors, employees and stockholders and the foregoing is made expressly subject to the provisions of Section 11.5. Notwithstanding the foregoing, this Section 11.3 shall not require MNB to pay to LBI any MNB Base Termination Fee or LBI Transactional Expenses if the Merger is not consummated as a result of the lawful termination of this Agreement by (x) the mutual consent of LBI and MNB pursuant to Section 11.1(a), (y) LBI or MNB pursuant to Section 11.1(f), or (z) LBI pursuant to Section 11.1(e)(ii).

         Section 11.4 Payments to MNB. Subject to the further provisions of this
                      ---------------
Section, if: (a) MNB terminates this Agreement pursuant to Section 11.1(g)(iii); or (b) LBI terminates this Agreement pursuant to Section 11.1(l), then in any such case, LBI shall pay to MNB, upon its written demand, the MNB Transactional Expenses in an amount not to exceed $350,000. Also subject to the further provisions of this Section, if MNB terminates this Agreement pursuant to Section 11.1(d)(i)(A), Section 11.1(g)(i) or Section 11.1(g)(ii), then in any such case, LBI shall pay to MNB, upon its written demand, the MNB Transactional Expenses in an amount not to exceed

$350,000, and an additional sum equal to $500,000 (the "LBI Base Termination Fee"). The payment of the sums described in this Section shall be made by wire transfer of immediately available funds to such account as MNB shall designate, such sums shall constitute liquidated damages and the receipt thereof shall be the sole and exclusive remedy of MNB and the MNB Subsidiaries against LBI, the LBI Subsidiaries and their respective officers, directors, employees and stockholders for any claims arising from or relating in any way to this Agreement or the transactions contemplated herein; provided, however, that nothing herein shall preclude or bar MNB from asserting or enforcing any such claim against any Person other than LBI, the LBI Subsidiaries and their respective officers, directors, employees and stockholders and the foregoing is made expressly subject to the provisions of Section 11.5. Notwithstanding the foregoing, this Section 11.4 shall not require LBI to pay MNB any LBI Base Termination Fee or MNB Transactional Expenses if the Merger is not consummated as a result of the lawful termination of this Agreement by (x) the mutual consent of LBI and MNB pursuant to Section 11.1(a), (y) LBI or MNB pursuant to
Section 11.1(f), or (z) MNB pursuant to Section 11.1(d)(ii).

         Section  11.5  Special  Termination  Fees.  (a) If  this  Agreement  is
                        --------------------------
terminated by MNB pursuant to Section 11.1(d)(i)(A) or Section 11.1(g) or by LBI pursuant to Section 11.1(j) or Section 11.1(l), and within twelve (12) months after such termination LBI shall enter into a definitive written agreement with any Person (other than MNB and its Affiliates) with respect to an acquisition of not less than twenty-five percent (25%) of the outstanding shares of LBI Common Stock or all or substantially all of the assets of LBI or LFSB, LBI shall pay to MNB, within ten (10) Business Days after the execution of such definitive agreement, the amount of $1.0 million by wire transfer of immediately available funds to such account as MNB shall designate.

         (b) If this Agreement is terminated by LBI pursuant to Section 11.1(e)(i)A) or Section 11.1(h) or by MNB pursuant to Section 11.1(i) or Section 11.1(k), and within twelve (12) months after such termination MNB shall enter into a definitive written agreement with any Person (other than LBI and its Affiliates) with respect to an acquisition of not less than twenty-five percent (25%) of the outstanding shares of MNB Common Stock or all or substantially all of the assets of MNB or SNB, MNB shall pay to LBI, within ten (10) Business Days after the execution of such definitive agreement, the amount of $1.0 million by wire transfer of immediately available funds to such account as LBI shall designate.

        (c) All payments made pursuant to this Section shall constitute liquidated damages and the receipt thereof shall be the sole and exclusive remedy of the receiving party against the party making such payment, its Affiliates and their respective directors, officers and stockholders for any claims arising out of or relating in any way to this Agreement or the transactions contemplated herein; provided, however, that nothing herein shall preclude or bar the party receiving such payment from asserting or enforcing any such claim against any Person other than the party making such payment, such party's Affiliates and their respective officers, directors, employees and stockholders.

                                   ARTICLE 12

                                  MISCELLANEOUS

         Section 12.1 Governing Law. All questions  concerning the construction,
                      -------------
validity and interpretation of this Agreement, and the performance of the obligations imposed by this Agreement shall be governed by the internal laws of the State of Kansas applicable to contracts made and wholly to be performed in such state without regard to conflicts of laws, except that the law of the state of Delaware shall apply to all matters of corporate law and except to the extent superseded by federal law.

         Section 12.2  Assignment.  Neither this Agreement nor any of the rights
                       ----------
or obligations hereunder may be assigned, in whole or in part, by any of the parties to this Agreement without the prior written consent of the other parties to this Agreement and any purported assignment in violation hereof shall be void and of no effect.

         Section 12.3  Amendment  and  Modification.  The parties may by written
                       ----------------------------
agreement signed by LBI and MNB: (a) extend the time for the performance of any of the obligations or other acts of the parties hereto; (b) waive any inaccuracies in the representations or warranties contained in this Agreement or in any document delivered pursuant to this Agreement; and (c) waive compliance with or modify, amend or supplement any of the conditions, covenants, agreements, representations or warranties contained in this Agreement or waive or modify performance of any of the obligations of any of the parties to this Agreement, which are for the benefit of the waiving party, provided, however, that no such modification, amendment or supplement agreed to after authorization of this Agreement by the stockholders of LBI or LBI shall affect the rights of such respective stockholders in any manner which is materially adverse to such stockholders. The failure of any party to this Agreement to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

         Section 12.4 Notices.  All notices,  requests and other  communications
                      -------
hereunder shall be in writing (which shall include telecopier communication) and shall be deemed to have been duly given if delivered by hand or by overnight express delivery service, mailed certified or registered mail with first class postage prepaid or telecopied if confirmed immediately thereafter by also mailing a copy of any notice, request or other communication by certified or registered mail with first class postage prepaid:

         (a)      If to LBI or Newco, to:

                       Landmark Bancshares, Inc.
                       Central and Spruce Streets, P.O. Box 1437
                       Dodge City, Kansas 67801-1437
                       Attention:       Larry Schugart, President and CEO
                       Telephone:       (620) 227-8111
                       Telecopier:      (620) 227-8681

                  with copies to:

                       Malizia Spidi & Fisch, PC
                       1100 New York Avenue, N.W., Suite 340 West
                       Washington, D.C. 20005
                       Attention:       Samuel J. Malizia, Esq. and Richard Fisch, Esq.
                       Telephone:       (202) 434-4660
                       Telecopier:      (202) 434-4661

or to such other Person and place as LBI shall furnish to MNB in writing; or

         (b)      if to MNB or Newco, to:

                       MNB Bancshares, Inc.
                       800 Poyntz Avenue
                       Manhattan, Kansas  66502
                       Attention:       Patrick L. Alexander, President and CEO
                       Telephone:       (785) 565-2000
                       Telecopier:      (785) 537-0619

                  with copies to:

                       Barack Ferrazzano Kirschbaum Perlman & Nagelberg
                       333 West Wacker, Suite 2700
                       Chicago, Illinois  60606
                       Attention:     John E. Freechack, Esq. and Dennis R. Wendte, Esq.
                       Telephone:       (312) 984-3100
                       Telecopier:      (312) 984-3150

or to such other Person or place as MNB shall furnish to LBI in writing. Except as otherwise provided herein, all such notices, requests or other communications shall be effective: (i) if delivered by hand, when delivered; (ii) if mailed in the manner provided in this Section, five (5) Business Days after deposit with the United States Postal Service; (iii) if delivered by overnight express delivery service, on the next Business Day after deposit with such service; (iv) if by telecopier, on the next Business Day if also confirmed by mail in the manner provided in this Section.

         Section  12.5  Entire  Agreement.  This  Agreement  and  any  documents
                        -----------------
executed by the parties pursuant to this Agreement and referred to herein constitute the entire understanding and agreement of the parties to this Agreement and supersede all other prior agreements and understandings, written or oral, relating to such subject matter between the parties, except for the Joint Confidentiality Agreement between LBI and MNB dated December 5, 2000. This Agreement and every representation, warranty, covenant, agreement and provision hereof shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns.

         Section 12.6 Severability.  Whenever  possible,  each provision of this
                      ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement unless the consummation of the Contemplated Transactions is adversely affected thereby.

         Section 12.7 Further  Instruments.  The parties to this Agreement will,
                      --------------------
at or before the Effective Time, execute and deliver such further instruments as may be reasonably requested by any other party which are necessary to or appropriate with respect to the consummation of the transactions contemplated by this Agreement.

         Section 12.8 Counterparts.  This Agreement and any  amendments  thereto
                      ------------
may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 12.9 All Reasonable Efforts. Each party represents and warrants
                      ----------------------
that it will use all reasonable efforts to bring about the transactions contemplated by this Agreement as soon as practicable provided that this Section shall not obligate LBI or MNB to remedy any breach of any of its representations, warranties and covenants herein. In the event that any party becomes aware of the occurrence or impending occurrence of any event which would constitute or cause a breach by it of any of the representations or warranties herein, or would have constituted or caused a breach by it of any of the representations or warranties herein, had such an event occurred or been known prior to the date hereof, said party shall immediately give detailed and written notice thereof to the other party.

         Section 12.10 Survival of  Representations  and  Warranties.  Except as
                       ---------------------------------------------
otherwise expressly provided herein, including in Section 8.7 and Section 8.8, the covenants, representations and warranties contained in this Agreement shall survive only until the Effective Time.

         Section  12.11 No Third  Party  Beneficiaries.  This  Agreement  is not
                        ------------------------------
intended to and shall not create any rights in or confer any benefits upon any Person or entity other than the parties hereto and the Persons identified in
Section 8.8.

         IN WITNESS WHEREOF, the parties to this Agreement have caused it to be executed by their respective officers as of the day and year first written above.

ATTEST:                                      LANDMARK BANCSHARES, INC.


By:    /s/Gary L. Watkins                    By:    /s/Larry Schugart
       ------------------------------               ----------------------------
       Gary L. Watkins                              Larry Schugart
       Secretary                                    President & CEO

ATTEST:                                      MNB BANCSHARES, INC.


By:    /s/Mark A. Herpich                    By:    /s/Patrick L. Alexander
       ------------------------------               ----------------------------
       Mark A. Herpich                              Patrick L. Alexander
       Secretary                                    President & CEO

ATTEST:                                      LANDMARK MERGER COMPANY


By:    /s/Mark A. Herpich                    By:    /s/Larry Schugart
       ------------------------------               ----------------------------
       Mark A. Herpich                              Larry Schugart
       Secretary                                    Chairman


ATTEST:                                      LANDMARK FEDERAL SAVINGS BANK


By:    /s/Gary L. Watkins                    By:    /s/Larry Schugart
       ------------------------------               ----------------------------
       Gary L. Watkins                              Larry Schugart
       Secretary                                    President & CEO

ATTEST:                                      SECURITY NATIONAL BANK


By:    /s/Mark A. Herpich                    By:    /s/Patrick L. Alexander
       ------------------------------               ----------------------------
       Mark A. Herpich                              Patrick L. Alexander
       Secretary                                    President & CEO